OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
TAX-FREE INCOME FOR PENNSYLVANIA INVESTORS

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ANNUAL REPORT  JULY 31, 2002

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OPPENHEIMERFUNDS(R)
THE RIGHT WAY TO INVEST

                  AS OF JULY 31, 2002, OPPENHEIMER PENNSYLVANIA
                   MUNICIPAL FUND'S CLASS A SEC YIELD OF 5.53%
     EXCEEDED THE AVERAGE SEC YIELD IN LIPPER'S PENNSYLVANIA MUNICIPAL BOND
                      FUNDS CATEGORY BY 170 BASIS POINTS.*

*Source: Lipper Inc. Lipper calculations do not include sales charges which, if included, would affect results. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

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OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND, CLASS A, HAS BEEN RECOGNIZED BY LIPPER
INC. AS A LIPPER LEADER FOR CONSISTENT RETURN, BASED ON THE CONSISTENCY OF ITS TOTAL RETURNS OVER THE 36 MONTHS ENDED JULY 31, 2002.*

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*Source: Lipper Inc. For the Consistent Return category, Lipper scores funds each month in their broad asset categories and peer groups, based on two characteristics: consistency, or the strength of a fund's performance trend, and effective return, meaning the fund's total return adjusted for its historical downside risk but without considering sales charges, over a 36-month period. Each fund receives a numerical score ranging from 1 (highest) to 5 (lowest), and all funds with a category score of 1 are designated Lipper Leaders for Consistent Return in their respective Lipper asset category. Lipper Leader designations do not imply that a fund had the best performance within its fund category, and NEITHER THAT DESIGNATION NOR THE FUND'S PAST PERFORMANCE IS A GUARANTEE OF FUTURE RESULTS. This Lipper Leader designation is for the Fund's A share class only; other share classes may have different performance characteristics. For the Fund's average annual total returns, see page 6.

DEAR SHAREHOLDER,

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[Graphic of John V. Murphy Omitted]

JOHN V. MURPHY
CHAIRMAN,
PRESIDENT AND
CHIEF EXECUTIVE OFFICER
OPPENHEIMERFUNDS, INC.



     Although we're well into 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to for help in deciding where to invest their money. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
     Despite the continued challenges, there are signs of a slow but steady recovery in the U.S. economy. Rooted in a combination of low inflation, little pressure on the Federal Reserve Board (the Fed) to raise interest rates and the resilient U.S. consumer, business conditions are gradually improving. We believe the prospects for long-term investors look bright.
     In the short term, however, one factor unnerving the markets is what the investment industry refers to as "headline risk." That is, the chances of a company receiving negative media attention for actual or perceived wrong doing. Over the last year, scandals in the accounting industry and on Wall Street and stories of poor leadership in big corporations have fueled this negative attention, creating an atmosphere of mistrust between investors and many big businesses. Consequently, the prices of individual stocks have fallen sharply over short periods of time, leaving many shareholders wondering what effect these price drops can have on mutual funds.
     The fact is, mutual funds, while certainly not immune to declining stock prices, offer clear-cut advantages over direct ownership of individual stocks. Perhaps the biggest advantage is the inherent diversification of many mutual funds. Because fund portfolios often contain a number of different investments, one company's poor performance usually does not have a dramatic effect on the fund as a whole. In addition, OppenheimerFunds portfolio management teams are made up of experienced professionals with the skills, experience and resources necessary to make informed investment decisions.
     Your financial advisor is an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
     We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

     Sincerely,

 /S/ JOHN V. MURPHY
     --------------
     John V. Murphy
     President
     Oppenheimer Pennsylvania Municipal Fund
     August 21, 2002



THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST-RATE RISKS.


1 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

A "ROCHESTER" WAY WITH MUNICIPAL BONDS

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     OppenheimerFunds, Inc. has operated as an investment advisor since 1960. As of July 31, 2002, OppenheimerFunds, Inc., including subsidiaries and affiliates, managed more than $120 billion in assets, including more than 60 mutual funds having more than five million shareholder accounts.
     The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New York, is dedicated to the investment management and distribution of OppenheimerFunds' nine municipal bond funds. The Oppenheimer national and single-state municipal bond funds--including Oppenheimer Pennsylvania Municipal Fund--pursue an investment approach focusing on specific sectors and regions of the municipal bond market.(1)

THE OPPENHEIMER MUNICIPAL BOND FUNDS

SINGLE-STATE FUNDS

Oppenheimer Pennsylvania Municipal Fund
Rochester Fund Municipals
Limited Term New York Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer California Municipal Fund
Oppenheimer New Jersey Municipal Fund

NATIONAL FUNDS

Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer Intermediate Municipal Fund



1. To obtain a prospectus for any of the Oppenheimer municipal bond funds, including charges and expenses, contact OppenheimerFunds Distributor, Inc. Please consult your financial advisor for more details, and read the Prospectus carefully before investing or sending any money.


THE FUND'S BROAD PORTFOLIO
     A wide variety of bond holdings is one way that Oppenheimer Pennsylvania Municipal Fund really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly rated issues would dilute a primary advantage of mutual fund investing--PROFESSIONAL INVESTMENT MANAGEMENT.
     Instead, we strategically arrange a variety of bonds from many municipal sectors throughout Pennsylvania. We rely on our own research to assess the value of those under consideration. And we seek to capitalize on our market experience and trading strategies when buying investments that have met our criteria.
     As of July 31, 2002, Oppenheimer Pennsylvania Municipal Fund's portfolio consisted of more than 270 different securities. Here's the breakdown:

        BY MUNICIPAL SECTOR ON 7/31/02 AS
          A PERCENTAGE OF INVESTMENTS*
Adult Living Facilities                   14.2%
Hospital/Health Care                      13.3
Higher Education                          12.1
Single Family Housing                     10.6
Resource Recovery                          9.9
Not-for-Profit Organization                5.7
Multifamily Housing                        4.8
Water Utilities                            4.8
Special Assessment                         4.2
Manufacturing, Durable Goods               4.0
Marine/Aviation Facilities                 3.4
Education                                  3.0
Pollution Control                          2.7
Sales Tax Revenue                          1.9
General Obligation                         1.8
Airlines                                   1.5
Student Loans                              0.8
Gas Utilities                              0.8
Municipal Leases                           0.4
Highways/Railways                          0.1
                                         ------
TOTAL                                    100.0%

*Portfolio holdings are subject to change and are dollar-weighted based on the total market value of investments.

2 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

DEAR FELLOW SHAREHOLDERS,

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[Graphic of Management Omitted]

PORTFOLIO MANAGEMENT (L TO R)

ANTHONY A. TANNER, CFA
VICE PRESIDENT AND PORTFOLIO MANAGER,
ROCHESTER DIVISION

RONALD H. FIELDING, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER AND
CHIEF STRATEGIST, ROCHESTER DIVISION

     August 31, 2002

     We are pleased to provide shareholders of Oppenheimer Pennsylvania Municipal Fund with the Fund's 2002 Annual Report.
     We believe that Oppenheimer Pennsylvania Municipal Fund was a prudent choice for investors during this past fiscal year. According to Lipper, Inc.--an independent mutual fund rating service--the Fund's 6.05% Class A distribution yield (without sales charges) as of July 31, 2002, was higher than the average 4.38% distribution yield of 63 funds in its Pennsylvania Municipal Debt Funds category as of July 31, 2002.(1) Meanwhile, short-term interest-rate reductions by the Federal Reserve Board (the Fed)--many during this reporting period--have left the overnight rate banks charge each other at 1.75% and led to sharp declines in the yields available on many fixed income investment alternatives.(2) Even more significant, the yield advantage the Fund maintained above its peers translated into strong total return performance. The Fund's attractive dividends contributed greatly to its Class A total return of 7.36% for the year (without sales charges), which ranked #3 among the 63 funds within Lipper's Pennsylvania Municipal Bond Funds category.
     As always, we continue to recognize the importance of tax-free income to the Fund's shareholders.(3) For Pennsylvania taxpayers reporting more than $112,851 on joint federal and state income tax returns ($67,701 on single returns), 6.05% in tax-free yield is equal to 8.89% on a taxable investment. Philadelphia and Pittsburgh residents benefit even more. Oppenheimer Pennsylvania Municipal Fund has continued to offer relief to tax-weary Pennsylvanians.
     This Fund's objective, as stated in the Prospectus, is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. Most investors recognize that the greatest advantage of mutual fund investing is PROFESSIONAL MANAGEMENT--the devotion of an investment team to spread the Fund's portfolio over a variety of bonds and bond types, continually reviewing each holding and analyzing new issues. Our efforts in this regard are aimed at reducing the potential impact of adversity while reaching for higher yields.
     With widespread belief that short-term interest rates will rise in 2002, we are often asked what effect rising interest rates might have on Oppenheimer Pennsylvania Municipal Fund. Some investors are even looking back to 1994 and 1999--two recent periods of rising short-term interest rates--in an attempt to answer that question. However, current conditions are different enough from those two periods that simple projection may not prove accurate. The very steep shape of the yield curve now is one major difference--while the Fed reduced short-term interest rates dramatically during the reporting period, some longer-term bond yields actually rose. This is coupled with a currently large difference in yield between

3 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


                                 2002 PENNSYLVANIA TAXABLE EQUIVALENT YIELD CHART

--------------------------------------------------------------------------------------------------------------
                                                 EFFECTIVE   TAXABLE RATE           EFFECTIVE    TAXABLE RATE
                                             TAX BRACKET FOR   NEEDED TO        TAX BRACKET FOR    NEEDED TO
                                               PENNSYLVANIA  EQUAL CURRENT        PHILADELPHIA  EQUAL CURRENT
   2002 TAXABLE INCOME                           RESIDENTS   TAX-FREE RATE          RESIDENTS    TAX-FREE RATE
--------------------------------------------------------------------------------------------------------------
   SINGLE RETURN        JOINT RETURN                         5.5%     6.0%                       5.5%    6.0%
-------------------------------------------------------------------------------------------------------------
   $6,000 - $27,950     $12,000 - $46,700          17.4%     6.7%     7.3%            21.3%      7.0%    7.6%
-------------------------------------------------------------------------------------------------------------
   $27,951 - $67,700    $46,701 - $112,850         29.0%     7.8%     8.5%            32.4%      8.1%    8.9%
-------------------------------------------------------------------------------------------------------------
   $67,701 - $141,250   $112,851 - $171,950        32.0%     8.1%     8.8%            35.2%      8.5%    9.3%
-------------------------------------------------------------------------------------------------------------
   $141,251 - $307,050  $171,951 - $307,050        36.8%     8.7%     9.5%            39.8%      9.1%   10.0%
-------------------------------------------------------------------------------------------------------------
   Over $307,050        Over $307,050              40.3%     9.2%    10.1%            43.1%      9.7%   10.6%
-------------------------------------------------------------------------------------------------------------

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to predict or depict the Fund's performance.

higher-rated and lower-rated bonds. Combined, we feel that this and other market factors may cause prospective increases in short-term interest rates to have different results than those seen in 1994 and 1999. Specifically, while minor increases in short-term interest rates--often intended to control inflation--could raise yields on shorter-term municipal securities, their anti-inflationary effects may well leave yields of longer-term bonds unaffected, or even lower them.
     This is one example of why the Fund's management approach is driven by far more than anticipated fluctuation in interest rates. Our yield-oriented strategies and commitment to maintaining a variety of bonds in the portfolio are intended to make the most of a variety of market conditions. The combination of strategies detailed in this report is how the Fund has sought to minimize overall price volatility, while providing attractive distribution yield, through this most recent period of declining short-term interest rates. This report period has provided a look at the benefits of these strategies over a relatively short term. But we continue to believe that the benefits of the Fund's investment approach are even more compelling when measured over the long term.
     Thank you for choosing Oppenheimer Pennsylvania Municipal Fund.



     Sincerely,
 /S/ ANTHONY A. TANNER, CFA
     ----------------------
     Anthony A. Tanner, CFA
     Vice President and Portfolio Manager


 /S/ RONALD H. FIELDING, CFA
     -----------------------
     Ronald H. Fielding, CFA
     Senior Vice President and Portfolio Manager






1. As of 7/31/02, Oppenheimer Pennsylvania Municipal Fund (Class A shares) provided a 30-DAY SEC YIELD OF 5.53%, higher than the 3.83% average yield of 60 long-term Pennsylvania Municipal Bond funds calculated by Lipper. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield (based on last distribution) is annualized and divided by period-end Net Asset Value (NAV). Standardized yield (based on net investment income for the one-month period ended 7/31/02) is annualized and divided by the period-end offering price. As of 7/31/02, Oppenheimer Pennsylvania Municipal Fund (Class A shares) provided a distribution yield of 5.76% at Maximum Offering Price (that is, with sales charges deducted). Falling NAVs will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. As of 7/31/02, Lipper, Inc. ranked the Fund's total return 2 out of 63 funds, 42 out of 58 funds and 18 out of 22 funds for the 1-, 5- and 10-year periods, respectively.
2. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The Fund's Class A average annual total returns, with sales charges, for the 1-, 5-, 10-year and life-of-class periods ending 7/31/02 were 2.26%, 3.22%, 4.80% and 5.85%, respectively.
3. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.


4 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

MANAGEMENT DISCUSSION AND ANALYSIS

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[Graphic of Rochester Investment Team Omitted]

THE ROCHESTER MUNICIPAL INVESTMENT TEAM (L TO R)
RONALD H. FIELDING, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER AND
CHIEF STRATEGIST, ROCHESTER DIVISION
FOUNDED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
MAY 1983

ANTHONY A. TANNER, CFA
VICE PRESIDENT AND PORTFOLIO MANAGER,
ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
JUNE 1991

DANIEL G. LOUGHRAN, CFA
VICE PRESIDENT AND PORTFOLIO MANAGER,
ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
OCTOBER 1994

RICHARD A. STEIN, CFA
VICE PRESIDENT--CREDIT ANALYSIS, ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
MAY 1993

CHRISTOPHER D. WEILER, CFA
ASSISTANT VICE PRESIDENT, CREDIT ANALYSIS,
ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
JANUARY 1999

NOT PICTURED:

MARK DEMITRY
CREDIT ANALYST, ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
JULY 2001

ROBERT BERTUCCI
CREDIT ANALYST, ROCHESTER DIVISION
JOINED THE ROCHESTER MUNICIPAL INVESTMENT TEAM IN
MAY 2002



     Oppenheimer Pennsylvania Municipal Fund's investment objective is to seek as high a high level of current interest income, exempt from federal and Pennsylvania state personal income taxes, as is available from municipal securities. We believe that the Fund has accomplished that goal during this reporting period.(1)
     The Fund's Class A shares provided an annualized tax-free distribution yield of 6.05% (computed without sales charge) as of July 31, 2002. The Fund's dividend distributions generated most of its 7.36% total return (without sales charge) during this reporting period.(2) According to Lipper, Inc., the Fund's Class A distribution yield of 6.05% (without sales charge) was significantly higher than the 4.38% average distribution yield (without sales charge) of the 63 municipal funds in its Pennsylvania Municipal Debt Funds category as of July 31, 2002.(3)
     The Fund's attractive tax-free yield and consistency of investment style was appealing to investors, especially compared to the significant volatility and negative returns of the stock markets. In fact, 2002 is on track to be the third consecutive calendar year in which equities will post negative returns at the same time municipal bonds deliver attractive positive total returns. During this reporting period, long-term municipal bonds performed very well relative to most other asset classes, particularly compared to the broader equity markets. The 7.20% and 6.57% advances in the Lehman Brothers 10- and 20-Year Municipal Bond Indices, respectively, countered declines of -16.97% for the Dow Jones Industrial Average, and -34.48% for the NASDAQ Composite Index.(4) Returns on other investments long considered "safe havens," like CDs and money market funds, were also diminished by the declines in short-term yields, introducing the prospect of reinvestment risk to holders of these instruments.(5) In the face of continuing uncertainty, the Fund offered investors an attractive distribution yield and positive total return performance during the reporting period.
     After-tax municipal bond yields compared very favorably to yields generated by comparable-maturity U.S. Treasury securities, as well. Historically, long-term municipal bond yields have been equivalent to 80%-85% of

1. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.
2. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than those for Class A shares, because the Fund's operating expenses for Class B and Class C shares are typically higher. See page 6 for the Fund's 1-, 5- and 10-year average annual total returns with and without applicable sales charges. Past performance is not a guarantee of future results.
3. As of 7/31/02, Oppenheimer Pennsylvania Municipal Fund (Class A shares) provided a ONE-MONTH SEC YIELD OF 5.53%, higher than the 3.83% median yield of 60 long-term funds in Lipper's Pennsylvania Municipal Debt Funds category. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. Standardized yield (based on net investment income for the one-month period ended 7/31/02) is annualized and divided by the period-end offering price. As of 7/31/02, Oppenheimer Pennsylvania Municipal Fund (Class A shares) provided a distribution yield of 5.76% at Maximum Offering Price (that is, with sales charge deducted). Falling NAVs will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
4. The Lehman Brothers 10- and 20-Year Municipal Bond Indices are unmanaged indices consisting of municipal bonds having remaining maturities of between eight and 12 years and between 12 and 17 years, respectively. The Dow Jones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and Smallcap stocks. None of the indices can be purchased directly by investors.
5. Unlike the Fund, CD rates may be fixed, and CDs may be insured by the FDIC, whereas the Fund's yields and returns may fluctuate, and the Fund's shares are not insured.


5 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

MANAGEMENT DISCUSSION AND ANALYSIS Continued


                        YIELDS
                    AS OF 7/31/02
-----------------------------------------------------
                  DISTRIBUTION YIELD     STANDARDIZED
                                            YIELD
                At NAV         At MOP
               (without        (with
            sales charge)  (sales charge)
-----------------------------------------------------
  CLASS A        6.05%          5.76%       5.53%
  CLASS B        5.30%          5.30%       5.04%
  CLASS C        5.31%          5.31%       5.04%


Distribution yield at Maximum Offering Price (MOP) (based on last distribution) and standardized yield (based on net investment income for the one-month period ended 7/31/02) are annualized and divided by period-end offering price. Distribution yield at NAV does not include sales charges. For Classes B and C, distribution yield at MOP does not include contingent deferred sales charges. Falling share prices may artificially increase yields.

                              TOTAL RETURNS
                              AS OF 7/31/02*
--------------------------------------------------------------------------------
                               CUMULATIVE                 AVERAGE ANNUAL
                           NAV           MOP            NAV            MOP
                        (without        (with         (without        (with
                      sales charge) sales charge) sales charge) sales charge) A SHARES
--------------------------------------------------------------------------------
   1-YEAR                   7.36%         2.26%        7.36%           2.26%
--------------------------------------------------------------------------------
   5-YEAR                  23.05%        17.20%        4.23%           3.22%
--------------------------------------------------------------------------------
   10-YEAR                 67.73%        59.76%        5.31%           4.80%
--------------------------------------------------------------------------------
   LIFE-OF-CLASS
   (9/18/89)              118.20%       107.86%        6.25%           5.85%
--------------------------------------------------------------------------------
   B SHARES
--------------------------------------------------------------------------------
   1-YEAR                   6.55%         1.55%        6.55%           1.55%
--------------------------------------------------------------------------------
   5-YEAR                  18.52%        16.66%        3.46%           3.13%
--------------------------------------------------------------------------------
   LIFE-OF-CLASS
   (5/3/93)                49.91%        49.91%        4.48%           4.48%
--------------------------------------------------------------------------------
   C SHARES
--------------------------------------------------------------------------------
   1-YEAR                   6.55%         5.55%        6.55%           5.55%
--------------------------------------------------------------------------------
   5-YEAR                  18.51%        18.51%        3.46%           3.46%
--------------------------------------------------------------------------------
   LIFE-OF-CLASS
   (8/29/95)               35.95%        35.95%        4.54%           4.54%
--------------------------------------------------------------------------------

*Class A Average Annual Total Returns at Maximum Offering Price (MOP) for the 1-, 5-, 10-year and life-of-class periods ended 6/30/02 were 2.80%, 3.46%, 5.01%
and 5.78%, respectively. Class B Average Annual Total Returns (including the applicable Contingent Deferred Sales Charge) for the 1-, 5-year and life-of-class periods ended 6/30/02 were 2.02%, 3.36% and 4.37%, respectively. Class C Average Annual Total Returns for the 1-year (including the 1% Contingent Deferred Sales Charge), 5-year and life-of-class periods ended 6/30/02 were 6.12%, 3.69% and 4.41%, respectively.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class C returns for the 1-year period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Beginning in January 1997 the Fund's Manager voluntarily agreed to waive a portion of its management fee. Absent that voluntary waiver, the Fund's total returns and yields would have been less. The Manager withdrew that voluntary undertaking on June 1, 2000.

The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest-rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.CALL OPP (1.800.225.5677) or visit our website, www.oppenheimerfunds.com. Investment returns and the principal value of an investment in the Fund will fluctuate over time, and your shares, when redeemed, may be worth more or less than when they were purchased.




Treasury bond yields, since exemption from federal income tax makes municipal bond yields generally higher on an after-tax basis. Yet as of July 31, 2002, long-term, investment-grade Pennsylvania municipal bond yields were available at over 95% of Treasury bond yields.(6) This indicates that municipal bonds were a tremendous value for investors seeking tax-free income.
     The Pennsylvania economy generally reflected the national economy during the period. The state experienced a modest decline in economic activity that mirrored the slowdown in the national economy. The state continues to do very well compared to previous downcycles. When the state was more dependent on manufacturing jobs, it experienced sharper downturns than the broader economy. Today, the state's economy benefits from much greater diversity without the overemphasis on high tech "new economy" jobs that has exacerbated the economic declines in other states that are more dependent on technology-related jobs. This has helped limit the amount of job losses in the state and kept the state's unemployment rate below the national average. Importantly, the major credit-rating agencies maintained their ratings of the state, and many individual agencies, during the year.
     In 2002, issuance of new municipal bonds rose to record levels. Declining income tax revenues and generally lower interest rates have prompted municipalities nationwide to increase borrowing, as evidenced by the record $190 billion of total new municipal securities sold in the first 7 months of 2002. Yields on short- and intermediate-term municipal bonds dropped precipitously with reductions in the Federal Funds Rate. This created opportunities for municipalities to refinance higher-cost debt with new bonds issued at these lower rates, adding to the supply of new issues as well.
     The breadth of issues available in the Pennsylvania municipal market complemented our bottom-up, research-oriented investment style. Our approach in managing municipal bonds gives us the flexibility to evaluate a wide variety of issues and the ability to respond quickly as opportunities arise in both the primary and secondary markets. We avoid pursuing so-called "top down" strategies that introduce the uncertainty of accurately forecasting the direction of interest rates and timing the bond market. These strategies can expose investors to substantial volatility and increased transaction costs. Instead, we employ bottom-up strategies that involve the rigorous analysis and careful selection of individual issues that are often undervalued and overlooked by investors in general. This includes researching smaller issues and those which are unrated. Our research often unearths unrated issues with favorable credit characteristics who intentionally forego the time and expense to obtain a published credit rating. Because low risk is more than high credit ratings, we carefully evaluate the true credit risks of smaller and unrated issues to identify those which can contribute above-average income without incurring undue credit risk.
     We continued to exploit a variety of potential municipal bond market inefficiencies to obtain higher yields and limit volatility. The municipal bond market is dominated by smaller, infrequent issuers of investment-grade bonds. These smaller issuers must often offer higher yields than larger issuers of equivalent quality to attract investor attention, and we take the time to evaluate these issues when they can enhance the Fund's potential yield. In addition to size inefficiencies, the municipal market is less efficient in retiring

6. See page 10 for a complete list of the Fund's holdings as of 7/31/02. Unlike the Fund, Treasuries are guaranteed as to principal and interest.


6 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND premium coupon callable bonds. In the corporate bond market, issuers often move quickly to redeem outstanding high-cost debt when it becomes economically feasible. But because of a variety of size and expense limitations, high coupon bonds, which can be called, are often left outstanding in the municipal market. We research and identify premium coupon callable bonds that we believe may remain outstanding after they have become callable--thereby providing above-average income to our shareholders.
     Throughout the reporting period, we added new holdings to the Fund and significantly increased the breadth of the Fund's portfolio. The total number of issues held in the Fund rose from 228 to 272. In reviewing the Fund's holdings, you will notice issues from many geographic regions across the state, and from a variety of market sectors, as well. Our investment activities center on evaluating all corners of the market to find those issues that will add the most value to the portfolio. The group of holdings which comprise the Fund strongly reflect this emphasis. Portfolio holdings currently extend across industry sectors, as well. Sectors such as senior living facilities, colleges and universities, and single family housing continued to provide sources for new portfolio holdings with the potential for above-average income and favorable credit characteristics. Issuers in these sectors often either have long, stable operating histories or provide essential services with strong ongoing demand. Our holdings of healthcare issues increased slightly through the purchase of select insured bond issues rated AA or AAA that provided the potential for higher yields over equivalent-quality issues in other sectors.
     Our flexible, responsive approach to municipal bond investing helped us to take advantage of market conditions this past year. We believe that "low risk" involves much more than high credit ratings, especially because interest-rate fluctuation typically may have a greater influence on price changes of municipal bonds than do published quality ratings. We use our own, in-house research to identify unrated bonds to add to the portfolio; careful selection among these bonds can offer a significant, risk-adjusted yield advantage with little increase in credit risk. Our analysis helps us to determine what we believe to be the true risks of unrated issues, and determine their potential value to the portfolio. Our bottom-up approach enabled the Fund to capitalize on a variety of municipal market inefficiencies that helped enhance the Funds' yield and minimize overall portfolio risk.
     During the past year the Fund has grown from $177 million to $293 million, holding 272 different bonds as of 7/31/02.(7) Our investment team seeks to broaden the Fund's holdings and reduce a wide variety of risks, especially those associated with interest rates. A variety of different types of bond holdings also helps to create the potential for earning higher yields. The municipal bond mutual fund format provides investors with the potential to easily and affordably gain these advantages of professional investment management.
     As the U.S. proceeds through economic recovery, many believe that short-term interest rates will rise. Although inflation remains under control at present, we would expect the Fed to remain vigilant against it. In the broader analysis, it is important to remember that interest rates generally move in cycles--and the value of an investment through market cycles WILL exhibit some volatility. But we continue to believe that it is a mistake for investors to "time" their bond fund purchases (or sales) in reaction to forecasts of future interest-rate changes.
     This reporting period, in particular, offers a good example of how--and why--the Fund's investment management strategies are driven by far more than anticipated fluctuations in interest rates. We seek to address interest-rate risk by including bonds with specific characteristics that may make them less sensitive to the adverse effects of interest rates, in an effort to help minimize portfolio volatility. But we spread the portfolio's bond holdings over many different risk categories to minimize potentially adverse effects associated with any one particular risk. The combination of strategies outlined in this report is the reason that the Fund's shares maintained very attractive yields during the period, despite recent steep declines in short-term interest rates. The first half of 2002 has provided a look at the benefits of these combined strategies over the short term. But we continue to believe that the benefits of the Fund's investment approach are even more compelling when measured over the long term.
     As always, we strongly suggest that you consult with your financial advisor to make sure that the mix of investments in your own portfolio best suits your investment strategy. As of this report, Oppenheimer Pennsylvania Municipal Fund's shareholders have already seen how tax-free yield can result in very attractive total returns, especially when compared to many other asset classes.

7. See a complete list of the Fund's holdings as of 7/31/02, beginning on page
10.

[GRAPHIC OMITTED]
[Logo of Oppenheimer Pennsylvania Municipal Fund Omitted]


7 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

COMPARING THE FUND'S PERFORMANCE TO THE MARKET

     The graphs on this page detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2002. In the case of Class A shares, performance is measured from inception on September 18, 1989. In the case of Class B and Class C shares, performance is measured from inception of each class on May 3, 1993, and August 29, 1995, respectively. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares. Also note that, in 1996, the Fund changed its fiscal year end from December 31 to July 31.
     The Fund's triple-tax-free performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, exempt from federal tax but generally not state or local income taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.
     The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate. The Lipper Pennsylvania Municipal Debt Funds Average includes funds which invest primarily in securities exempt from Pennsylvania state income taxes, without considering sales charges. It is an unmanaged index and cannot be purchased directly by investors, and does not predict or depict the performance of any Fund. Index performance information for Class A, B and C shares began on 12/31/92, 4/30/93 and 8/31/95, respectively.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Pennsylvania Municipal Fund, the Lehman Brothers Municipal Bond Index, the Lipper Pennsylvania Municipal Debt Funds average and the Consumer Price Index


CLASS A SHARES


[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printed Graphic]


              Oppenheimer     Lehman     Consumer     Lipper
              Pennsylvania   Brothers     Price    Pennsylvania
               Municipal    Municipal     Index      Municipal
                 Fund       Bond Index              Debt Funds
                                                     Average

12/31/1992       $ 9,525     $10,000     $10,000     $10,000
03/31/1993         9,936      10,374      10,120      10,379
06/30/1993        10,225      10,711      10,177      10,732
09/30/1993        10,650      11,073      10,226      11,104
12/31/1993        10,774      11,228      10,275      11,231
03/31/1994        10,198      10,612      10,374      10,703
06/30/1994        10,056      10,729      10,430      10,785
09/30/1994        10,113      10,803      10,529      10,846
12/31/1994         9,947      10,648      10,550      10,690
03/31/1995        10,665      11,401      10,669      11,411
06/30/1995        10,919      11,675      10,747      11,642
09/30/1995        11,130      12,011      10,796      11,925
12/31/1995        11,633      12,507      10,817      12,453
03/31/1996        11,511      12,356      10,973      12,256
06/30/1996        11,580      12,451      11,043      12,338
07/31/1996        11,684      12,563      11,064      12,452
10/31/1996        11,979      12,880      11,156      12,740
01/31/1997        12,152      13,085      11,212      12,917
04/30/1997        12,198      13,138      11,290      12,973
07/31/1997        12,814      13,852      11,311      13,633
10/31/1997        12,944      13,974      11,388      13,742
01/31/1998        13,336      14,408      11,388      14,151
04/30/1998        13,252      14,360      11,452      14,107
07/31/1998        13,454      14,682      11,501      14,343
10/31/1998        13,732      15,094      11,557      14,644
01/31/1999        13,926      15,366      11,579      14,859
04/30/1999        13,981      15,358      11,712      14,859
07/31/1999        13,724      15,104      11,748      14,574
10/31/1999        13,153      14,827      11,853      14,138
01/31/2000        12,796      14,808      11,896      14,014
04/30/2000        13,180      15,217      12,072      14,410
07/31/2000        13,587      15,755      12,178      14,876
10/31/2000        13,784      16,088      12,262      15,168
01/31/2001        13,925      16,775      12,340      15,692
04/30/2001        13,920      16,795      12,467      15,679
07/31/2001        14,687      17,343      12,509      16,240
10/31/2001        15,005      17,779      12,523      16,612
01/31/2002        15,004      17,765      12,481      16,554
04/30/2002        15,232      17,971      12,671      16,710
07/31/2002        15,767      18,507      12,692      17,189


Average Annual Total Return of Class A Shares of the Fund at 7/31/02(1)
1-YEAR 2.26%    5-YEAR 3.22%    LIFE-OF-CLASS 5.85%






CLASS B SHARES


[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printed Graphic]


              Oppenheimer     Lehman     Consumer     Lipper
              Pennsylvania   Brothers     Price    Pennsylvania
               Municipal    Municipal     Index      Municipal
                 Fund       Bond Index              Debt Funds
                                                     Average

05/03/1993       $10,000     $10,000     $10,000     $10,000
06/30/1993        10,168      10,224      10,028      10,226
09/30/1993        10,566      10,570      10,076      10,580
12/31/1993        10,659      10,718      10,125      10,701
03/31/1994        10,076      10,130      10,222      10,199
06/30/1994         9,918      10,241      10,278      10,276
09/30/1994         9,945      10,312      10,375      10,335
12/31/1994         9,772      10,164      10,396      10,186
03/31/1995        10,457      10,883      10,514      10,873
06/30/1995        10,686      11,145      10,590      11,093
09/30/1995        10,872      11,465      10,639      11,362
12/31/1995        11,342      11,938      10,660      11,866
03/31/1996        11,201      11,795      10,813      11,678
06/30/1996        11,248      11,885      10,882      11,757
07/31/1996        11,341      11,993      10,903      11,865
10/31/1996        11,606      12,295      10,993      12,139
01/31/1997        11,751      12,491      11,049      12,308
04/30/1997        11,775      12,542      11,125      12,361
07/31/1997        12,345      13,222      11,146      12,990
10/31/1997        12,447      13,339      11,222      13,094
01/31/1998        12,790      13,754      11,222      13,484
04/30/1998        12,696      13,708      11,285      13,442
07/31/1998        12,864      14,015      11,333      13,667
10/31/1998        13,106      14,408      11,389      13,953
01/31/1999        13,266      14,668      11,410      14,159
04/30/1999        13,283      14,660      11,542      14,158
07/31/1999        13,049      14,418      11,576      13,887
10/31/1999        12,506      14,153      11,681      13,472
01/31/2000        12,167      14,135      11,722      13,353
04/30/2000        12,531      14,526      11,896      13,730
07/31/2000        12,918      15,039      12,000      14,175
10/31/2000        13,106      15,358      12,083      14,453
01/31/2001        13,240      16,013      12,160      14,952
04/30/2001        13,235      16,032      12,285      14,940
07/31/2001        13,964      16,555      12,326      15,474
10/31/2001        14,267      16,971      12,340      15,829
01/31/2002        14,266      16,958      12,299      15,774
04/30/2002        14,483      17,155      12,486      15,923
07/31/2002        14,991      17,666      12,507      16,378


Average Annual Total Return of Class B Shares of the Fund at 7/31/02(2)
1-YEAR 1.55%    5-YEAR 3.13%     LIFE-OF-CLASS 4.48%






CLASS C SHARES


[GRAPHIC OMITTED]
[Edgar Representation of Data Points Used in Printed Graphic]

              Oppenheimer     Lehman     Consumer     Lipper
              Pennsylvania   Brothers     Price    Pennsylvania
               Municipal    Municipal     Index      Municipal
                 Fund       Bond Index              Debt Funds
                                                     Average

08/29/1995       $10,000     $10,000     $10,000     $10,000
09/30/1995        10,109      10,063      10,020      10,063
12/31/1995        10,555      10,479      10,039      10,509
03/31/1996        10,420      10,353      10,183      10,342
06/30/1996        10,462      10,432      10,249      10,412
07/31/1996        10,539      10,526      10,268      10,508
10/31/1996        10,794      10,791      10,353      10,750
01/31/1997        10,917      10,963      10,406      10,900
04/30/1997        10,939      11,008      10,477      10,947
07/31/1997        11,470      11,605      10,497      11,504
10/31/1997        11,564      11,708      10,569      11,596
01/31/1998        11,893      12,072      10,569      11,942
04/30/1998        11,796      12,032      10,628      11,904
07/31/1998        11,952      12,301      10,674      12,104
10/31/1998        12,177      12,647      10,726      12,357
01/31/1999        12,336      12,874      10,746      12,539
04/30/1999        12,352      12,868      10,870      12,538
07/31/1999        12,101      12,655      10,903      12,298
10/31/1999        11,576      12,423      11,001      11,931
01/31/2000        11,250      12,407      11,040      11,825
04/30/2000        11,555      12,750      11,203      12,160
07/31/2000        11,890      13,201      11,302      12,553
10/31/2000        12,040      13,480      11,380      12,799
01/31/2001        12,140      14,055      11,452      13,242
04/30/2001        12,113      14,072      11,570      13,231
07/31/2001        12,757      14,531      11,609      13,704
10/31/2001        13,008      14,896      11,622      14,018
01/31/2002        12,983      14,884      11,583      13,969
04/30/2002        13,156      15,057      11,759      14,101
07/31/2002        13,593      15,506      11,779      14,505


Average Annual Total Return of Class C Shares of the Fund at 7/31/02(3)
1-YEAR 5.55%    5-YEAR 3.46%    LIFE-OF-CLASS 4.54%


1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5% (1-year) and 2% (5-year) contingent deferred sales charge.
3. Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PLEASE NOTE: GRAPHS ARE NOT DRAWN TO THE SAME SCALE.


8 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

                                                                      FINANCIALS


9 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS


  PRINCIPAL                                                                                                  MARKET VALUE
   AMOUNT                                                                     COUPON        MATURITY          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--103.9%
-------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--95.5%
 $   170,000   Allegheny County Greater Pittsburgh International Airport       5.625%       01/01/2023       $    173,760
-------------------------------------------------------------------------------------------------------------------------
      50,000   Allegheny County HDA (Health Center Devel., Inc.)               6.300        09/01/2013             51,195
-------------------------------------------------------------------------------------------------------------------------
     500,000   Allegheny County HDA (Ohio Valley General Hospital)             5.875        04/01/2011            500,180
-------------------------------------------------------------------------------------------------------------------------
     315,000   Allegheny County HDA (Presbyterian University Health Center)    6.000        11/01/2023            324,122
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   Allegheny County HDA (The Covenant at South Hills)              8.625        02/01/2021          1,668,855
-------------------------------------------------------------------------------------------------------------------------
      30,000   Allegheny County HDA (The Covenant at South Hills)              8.750        02/01/2031             33,410
-------------------------------------------------------------------------------------------------------------------------
   9,440,000   Allegheny County HDA (West Penn Allegheny Health System)        9.250        11/15/2030         10,169,995
-------------------------------------------------------------------------------------------------------------------------
   3,400,000   Allegheny County HDA (West Penn Allegheny Health System)        6.500        11/15/2030          3,870,934
-------------------------------------------------------------------------------------------------------------------------
     420,000   Allegheny County HDA (West Penn Allegheny Health System)        9.250        11/15/2015            457,535
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   Allegheny County HDA (West Penn Allegheny Health System)        9.250        11/15/2022          1,187,560
-------------------------------------------------------------------------------------------------------------------------
   1,900,000   Allegheny County HDA RITES(1,2)                                19.959        11/15/2030          2,952,714
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Allegheny County HEBA (Chatham College)                         5.850        03/01/2022          1,020,150
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Allegheny County HEBA (Chatham College)                         5.950        03/01/2032          1,014,960
-------------------------------------------------------------------------------------------------------------------------
      20,000   Allegheny County HEBA (Robert Morris College)                   6.200        02/15/2010             21,213
-------------------------------------------------------------------------------------------------------------------------
   2,110,000   Allegheny County HEBA (Robert Morris College)                   6.250        02/15/2026          2,147,874
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Allegheny County HEBA (Thiel College)                           5.375        11/15/2029            983,050
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Allegheny County IDA (Airport Special Facilities/US Airways)    8.500        03/01/2021            490,030
-------------------------------------------------------------------------------------------------------------------------
   1,775,000   Allegheny County IDA (Airport Special Facilities/US Airways)    8.875        03/01/2021            869,803
-------------------------------------------------------------------------------------------------------------------------
      15,000   Allegheny County IDA (Kroger Company)                           8.500        05/01/2010             15,037
-------------------------------------------------------------------------------------------------------------------------
   1,145,000   Allegheny County IDA (Residential Resources)                    5.700        09/01/2012          1,144,073
-------------------------------------------------------------------------------------------------------------------------
     905,000   Allegheny County IDA (Residential Resources)                    6.600        09/01/2031            892,276
-------------------------------------------------------------------------------------------------------------------------
     315,000   Allegheny County IDA (USX Corp.)                                5.500        12/01/2029            300,434
-------------------------------------------------------------------------------------------------------------------------
     115,000   Allegheny County IDA (USX Corp.)                                5.600        09/01/2030            111,747
-------------------------------------------------------------------------------------------------------------------------
     700,000   Allegheny County IDA (USX Corp.)                                6.000        01/15/2014            723,002
-------------------------------------------------------------------------------------------------------------------------
      50,000   Allegheny County IDA (USX Corp.)                                6.100        01/15/2018             50,729
-------------------------------------------------------------------------------------------------------------------------
      10,000   Allegheny County IDA (USX Corp.)                                6.100        07/15/2020             10,146
-------------------------------------------------------------------------------------------------------------------------
     290,000   Allegheny County IDA (USX Corp.)                                6.700        12/01/2020            299,579
-------------------------------------------------------------------------------------------------------------------------
      10,000   Allegheny County Residential Finance Authority                  5.625        11/01/2023             10,122
-------------------------------------------------------------------------------------------------------------------------
      25,000   Allegheny County Residential Finance Authority                  6.600        11/01/2014             25,741
-------------------------------------------------------------------------------------------------------------------------
     105,000   Allegheny County Residential Finance Authority                  7.100        05/01/2024            107,425
-------------------------------------------------------------------------------------------------------------------------
      50,000   Armstrong County HA (St. Francis Health Care Services)          6.750        08/15/2012             51,885
-------------------------------------------------------------------------------------------------------------------------
     130,000   Beaver County IDA (Cleveland Electric Illuminating Company)     7.625        05/01/2025            139,478
-------------------------------------------------------------------------------------------------------------------------
   1,055,000   Beaver County IDA (Colt Industries/J&L Specialty Steel)         7.000        06/01/2008          1,054,863
-------------------------------------------------------------------------------------------------------------------------
      75,000   Beaver County IDA (J&L Special Products Corp.)                  6.600        09/01/2010             75,329
-------------------------------------------------------------------------------------------------------------------------
      65,000   Beaver County IDA (J. Ray McDermott & Company)                  6.800        02/01/2009             47,844
-------------------------------------------------------------------------------------------------------------------------
      20,000   Beaver County IDA (St. Joe Minerals Corp.)                      6.000        05/01/2007             20,023
-------------------------------------------------------------------------------------------------------------------------
     145,000   Beaver County IDA (Toledo Edison Company)                       7.625        05/01/2020            155,263
-------------------------------------------------------------------------------------------------------------------------
   2,100,000   Beaver County IDA (Toledo Edison Company)                       7.750        05/01/2020          2,283,981
-------------------------------------------------------------------------------------------------------------------------
      25,000   Beaver County IDA (Toledo Edison Company)                       7.750        05/01/2020             27,190
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Berks County GO MVRICS(1,2)                                    10.940        11/10/2020          1,071,250
-------------------------------------------------------------------------------------------------------------------------
      20,000   Berks County Municipal Authority (Alvernia College)             7.625        11/15/2009             20,587


10 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


  PRINCIPAL                                                                                                  MARKET VALUE
   AMOUNT                                                                     COUPON        MATURITY          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA Continued
 $   750,000   Blair County IDA (Village of PA State)                          6.900%       01/01/2022       $    755,235
-------------------------------------------------------------------------------------------------------------------------
   1,200,000   Blair County IDA (Village of PA State)                          7.000        01/01/2034          1,208,340
-------------------------------------------------------------------------------------------------------------------------
   1,300,000   Bucks County IDA (Chandler Hall Health Care Facility)           6.300        05/01/2029          1,186,094
-------------------------------------------------------------------------------------------------------------------------
   9,870,000   Bucks County IDA (PA Suburban Water Company)                    5.550        09/01/2032         10,168,962
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Bucks County IDA (Pennswood Village)                            6.000        10/01/2027          1,014,120
-------------------------------------------------------------------------------------------------------------------------
     330,000   Bucks County IDA (USX Corp.)                                    5.600        03/01/2033            318,750
-------------------------------------------------------------------------------------------------------------------------
     200,000   Butler County IDA (Witco Corp.)                                 5.850        12/01/2023            175,232
-------------------------------------------------------------------------------------------------------------------------
   2,900,000   Carbon County IDA (Panther Creek Partners)                      6.650        05/01/2010          3,144,731
-------------------------------------------------------------------------------------------------------------------------
       5,000   Charleroi Area School Authority, Series C                       5.750        11/15/2013              5,064
-------------------------------------------------------------------------------------------------------------------------
   7,500,000   Chester County H&EFA (Jenners Pond)(3)                          7.625        07/01/2034          7,423,050
-------------------------------------------------------------------------------------------------------------------------
      95,000   Chester County H&EFA (Devereux Foundation)                      6.000        11/01/2019             98,938
-------------------------------------------------------------------------------------------------------------------------
   2,525,000   Chester Guaranteed Host Community, Series B                     5.800        12/01/2013          2,681,828
-------------------------------------------------------------------------------------------------------------------------
     370,000   Columbia County HA (Bloomsburg Hospital)                        5.900        06/01/2029            307,858
-------------------------------------------------------------------------------------------------------------------------
     750,000   Crawford County HA (Wesbury United Methodist Community)         6.125        08/15/2019            724,995
-------------------------------------------------------------------------------------------------------------------------
      45,000   Cumberland County Municipal Authority (Presbyterian Homes)      6.000        12/01/2017             45,193
-------------------------------------------------------------------------------------------------------------------------
     135,000   Cumberland County Municipal Authority (Presbyterian Homes)      6.000        12/01/2026            137,533
-------------------------------------------------------------------------------------------------------------------------
      10,000   Dauphin County General Authority (Tressler Lutheran Services)   6.800        01/01/2008             10,014
-------------------------------------------------------------------------------------------------------------------------
     200,000   Delaware County Authority (Dunwoody Village)                    6.125        04/01/2020            208,516
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Delaware County Authority (Dunwoody Village)                    6.250        04/01/2030          1,036,510
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Delaware County Authority (Neumann College)                     5.375        10/01/2018            964,350
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Delaware County Authority (Neumann College)                     6.000        10/01/2031          2,528,725
-------------------------------------------------------------------------------------------------------------------------
     750,000   Delaware County Authority (White Horse Village)                 7.625        07/01/2030            775,320
-------------------------------------------------------------------------------------------------------------------------
     500,000   Delaware County IDA (Darby Townhouses)                          5.500        04/01/2032            512,775
-------------------------------------------------------------------------------------------------------------------------
     100,000   Erie County HA (St. Mary's Home of Erie)                        6.000        08/15/2029            105,114
-------------------------------------------------------------------------------------------------------------------------
     100,000   Erie County HA (St. Vincent Hospital & Medical Center)          6.375        07/11/2022            102,372
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Erie HEBA (Mercyhurst College)                                  5.750        03/15/2020          2,007,940
-------------------------------------------------------------------------------------------------------------------------
      70,000   Ferndale Area School District GO                                6.750        07/15/2009             70,304
-------------------------------------------------------------------------------------------------------------------------
      25,000   Gettysburg Municipal Authority (Gettysburg College)             6.500        02/15/2006             25,097
-------------------------------------------------------------------------------------------------------------------------
      50,000   Greensburg Salem School District GO                             6.350        09/15/2012             50,306
-------------------------------------------------------------------------------------------------------------------------
      65,000   Hampton Township School District GO                             6.100        08/15/2015             66,410
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   Indiana County IDA Pollution Control (PSEG Power LLC)           5.850        06/01/2027          2,232,315
-------------------------------------------------------------------------------------------------------------------------
     250,000   Jeannette Health Services Authority
               (Jeannette District Memorial Hospital)                          6.000        11/01/2018            235,392
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lancaster County HA (Willow Valley Retirement Communities)      5.875        06/01/2021          1,018,820
-------------------------------------------------------------------------------------------------------------------------
   1,650,000   Lancaster County IDA (Garden Spot Village)                      7.625        05/01/2031          1,728,226
-------------------------------------------------------------------------------------------------------------------------
       5,000   Langhorne Manor HEHA (Woods School District)                    6.600        11/15/2010              5,019
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Lawrence County IDA (Shenango Presbyterian Center)              7.500        11/15/2031          4,855,250
-------------------------------------------------------------------------------------------------------------------------
     450,000   Lebanon County Health Facilities Authority
               (Pleasant View Retirement Community)                            6.625        12/15/2029            436,216
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lehigh County GPA (Bible Fellowship Church Home)                6.000        12/15/2023            890,790
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lehigh County GPA (Bible Fellowship Church Home)                7.625        11/01/2021          1,038,480
-------------------------------------------------------------------------------------------------------------------------
     750,000   Lehigh County GPA (Bible Fellowship Church Home)                7.750        11/01/2033            774,300
-------------------------------------------------------------------------------------------------------------------------
      70,000   Lehigh County GPA (Cedar Crest College)                         6.650        04/01/2017             73,709
-------------------------------------------------------------------------------------------------------------------------
      60,000   Lehigh County GPA (Cedar Crest College)                         6.700        04/01/2026             62,292



11 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued


  PRINCIPAL                                                                                                  MARKET VALUE
   AMOUNT                                                                     COUPON        MATURITY          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA Continued
-------------------------------------------------------------------------------------------------------------------------
 $    30,000   Lehigh County GPA (Kidspeace Obligated Group)                   5.800%       11/01/2012       $     29,247
-------------------------------------------------------------------------------------------------------------------------
   7,985,000   Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2018          7,389,559
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Lehigh County GPA (Kidspeace Obligated Group)                   6.000        11/01/2023            886,300
-------------------------------------------------------------------------------------------------------------------------
      20,000   Lehigh County GPA (St. Luke's Hospital)                         6.250        07/01/2022             20,471
-------------------------------------------------------------------------------------------------------------------------
      70,000   Lehigh County IDA (PA Power & Light Company)                    6.150        08/01/2029             75,678
-------------------------------------------------------------------------------------------------------------------------
     150,000   Lehigh County IDA (PA Power & Light Company)                    6.400        11/01/2021            154,735
-------------------------------------------------------------------------------------------------------------------------
      60,000   Lehigh County IDA (PA Power & Light Company)                    6.400        09/01/2029             65,791
-------------------------------------------------------------------------------------------------------------------------
   1,105,000   Luzerne County GO                                               0.000        11/15/2021            376,617
-------------------------------------------------------------------------------------------------------------------------
      30,000   Luzerne County IDA (PA Gas & Water Company)                     7.125        12/01/2022             30,801
-------------------------------------------------------------------------------------------------------------------------
      10,000   Luzerne County IDA (PA Gas & Water Company)                     7.125        12/01/2022             10,382
-------------------------------------------------------------------------------------------------------------------------
     575,000   Luzerne County IDA (PA Gas & Water Company)                     7.200        10/01/2017            588,691
-------------------------------------------------------------------------------------------------------------------------
      10,000   McKean County IDA (Kmart Corp.)(2)                              6.875        04/01/2004              6,135
-------------------------------------------------------------------------------------------------------------------------
   3,470,000   Mercer County IDA
               (Consumers PA Water Company-Shenango Valley Division)           6.000        07/01/2030          3,704,919
-------------------------------------------------------------------------------------------------------------------------
   1,750,000   Monroe County HA (Pocono Medical Center)                        5.500        01/01/2022          1,794,502
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Monroe County HA (Pocono Medical Center)                        5.625        01/01/2032          4,117,600
-------------------------------------------------------------------------------------------------------------------------
     700,000   Montgomery County HEHA (Philadelphia Geriatric Center)          7.375        12/01/2030            704,067
-------------------------------------------------------------------------------------------------------------------------
      50,000   Montgomery County HEHA (Temple Continuing Care Center)          6.625        07/01/2019             45,265
-------------------------------------------------------------------------------------------------------------------------
   3,150,000   Montgomery County HEHA (Temple Continuing Care Center)          6.750        07/01/2029          2,754,423
-------------------------------------------------------------------------------------------------------------------------
      20,000   Montgomery County HEHA (Waverly Heights)                        6.000        01/01/2008             20,011
-------------------------------------------------------------------------------------------------------------------------
     480,000   Montgomery County IDA (ACTS/BPE Obligated Group)                5.750        11/15/2017            494,381
-------------------------------------------------------------------------------------------------------------------------
   3,065,000   Montgomery County IDA (ACTS/BPE Obligated Group)                5.875        11/15/2022          3,107,236
-------------------------------------------------------------------------------------------------------------------------
   1,750,000   Montgomery County IDA (Meadowood Corp.)                         6.250        12/01/2017          1,659,017
-------------------------------------------------------------------------------------------------------------------------
   3,840,000   Montgomery County IDA (Wordsworth Academy)                      8.000        09/01/2024          4,014,912
-------------------------------------------------------------------------------------------------------------------------
   2,270,000   Montgomery County IDA Resource Recovery                         7.500        01/01/2012          2,316,648
-------------------------------------------------------------------------------------------------------------------------
      25,000   North Allegheny School District GO                              6.350        11/01/2012             25,294
-------------------------------------------------------------------------------------------------------------------------
     800,000   North Penn HHEA (Maple Village)                                 7.800        10/01/2024            802,608
-------------------------------------------------------------------------------------------------------------------------
   1,205,000   North Penn HHEA (Maple Village)                                 8.000        10/01/2032          1,213,001
-------------------------------------------------------------------------------------------------------------------------
      50,000   Northampton County IDA (Metropolitan Edison Company)            6.100        07/15/2021             53,989
-------------------------------------------------------------------------------------------------------------------------
      25,000   Northeastern PA HEA (Kings College)                             6.000        07/15/2018             25,322
-------------------------------------------------------------------------------------------------------------------------
     275,000   Northeastern PA HEA (Wilkes University)                         5.625        10/01/2018            285,505
-------------------------------------------------------------------------------------------------------------------------
      10,000   PA Convention Center Authority, Series A                        6.750        09/01/2019             10,482
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   PA EDFA (Colver)                                                7.150        12/01/2018          6,275,400
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   PA EDFA (Colver)                                                7.050        12/01/2010          1,043,260
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   PA EDFA (Colver)                                                7.125        12/01/2015          1,571,400
-------------------------------------------------------------------------------------------------------------------------
   9,700,000   PA EDFA (National Gypsum Company)                               6.125        11/02/2027          7,867,573
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   PA EDFA (National Gypsum Company)                               6.250        11/01/2027          4,123,600
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA EDFA (Northampton Generating)                                6.400        01/01/2009          2,042,480
-------------------------------------------------------------------------------------------------------------------------
   1,450,000   PA EDFA (Northampton Generating)                                6.500        01/01/2013          1,474,012
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   PA EDFA (Northampton Generating)                                6.600        01/01/2019          1,527,105
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   PA EDFA (Northampton Generating)                                6.750        01/01/2007          1,032,480
-------------------------------------------------------------------------------------------------------------------------
   8,660,000   PA EDFA (Sun Company)                                           7.600        12/01/2024          9,257,020
-------------------------------------------------------------------------------------------------------------------------
      35,000   PA Finance Authority Municipal Capital Improvements Program     6.600        11/01/2009             37,532
-------------------------------------------------------------------------------------------------------------------------
   1,500,000   PA HEFA (CA University of PA Student Association)               6.750        09/01/2020          1,564,485
-------------------------------------------------------------------------------------------------------------------------
      30,000   PA HEFA (CA University of PA Student Association)               6.800        09/01/2025             30,981


12 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued


  PRINCIPAL                                                                                                  MARKET VALUE
   AMOUNT                                                                     COUPON        MATURITY          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA Continued
 $   740,000   PA HEFA (College of Science & Agriculture)                      5.250%       04/15/2012       $    743,737
-------------------------------------------------------------------------------------------------------------------------
     515,000   PA HEFA (College of Science & Agriculture)                      5.250        04/15/2018            489,832
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   PA HEFA (College of Science & Agriculture)                      5.350        04/15/2028          2,064,600
-------------------------------------------------------------------------------------------------------------------------
   1,800,000   PA HEFA (Geneva College)                                        5.375        04/01/2023          1,719,882
-------------------------------------------------------------------------------------------------------------------------
   2,360,000   PA HEFA (Geneva College)                                        5.450        04/01/2018          2,340,436
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   PA HEFA (Geneva College)                                        6.125        04/01/2022          1,006,050
-------------------------------------------------------------------------------------------------------------------------
   1,095,000   PA HEFA (Gwynedd-Mercy College)                                 5.450        11/01/2026          1,113,779
-------------------------------------------------------------------------------------------------------------------------
     880,000   PA HEFA (Gwynedd-Mercy College)                                 5.500        11/01/2031            897,741
-------------------------------------------------------------------------------------------------------------------------
   3,200,000   PA HEFA (Moravian College)                                      5.375        07/01/2023          3,254,240
-------------------------------------------------------------------------------------------------------------------------
     770,000   PA HEFA (Moravian College)                                      5.375        07/01/2031            779,209
-------------------------------------------------------------------------------------------------------------------------
      20,000   PA HEFA (Philadelphia University)                               6.100        06/01/2030             21,390
-------------------------------------------------------------------------------------------------------------------------
       5,000   PA HEFA (Temple University)                                     7.400        10/01/2010              5,022
-------------------------------------------------------------------------------------------------------------------------
     380,000   PA HEFA (Thomas Jefferson University)                           6.625        08/15/2009            389,181
-------------------------------------------------------------------------------------------------------------------------
      35,000   PA HEFA (University of PA Health Services)                      5.750        01/01/2017             35,915
-------------------------------------------------------------------------------------------------------------------------
      50,000   PA HEFA (University of PA Health Services)                      5.750        01/01/2022             50,634
-------------------------------------------------------------------------------------------------------------------------
      10,000   PA HEFA (University of PA Presbyterian Medical Center)          5.875        01/01/2015             10,359
-------------------------------------------------------------------------------------------------------------------------
     300,000   PA HEFA (University of the Arts)                                5.625        03/15/2025            306,690
-------------------------------------------------------------------------------------------------------------------------
   7,500,000   PA HEFA (UPMC Health System)                                    6.000        01/15/2022          7,748,250
-------------------------------------------------------------------------------------------------------------------------
     125,000   PA HFA (Multifamily FHA Mtg.)                                   8.200        07/01/2024            127,760
-------------------------------------------------------------------------------------------------------------------------
       5,000   PA HFA (Multifamily FHA Mtg.)                                   9.375        08/01/2010              5,103
-------------------------------------------------------------------------------------------------------------------------
      10,000   PA HFA (Rental Hsg.)                                            5.750        07/01/2014             10,311
-------------------------------------------------------------------------------------------------------------------------
   3,080,000   PA HFA (Rental Hsg.)                                            5.800        07/01/2018          3,168,519
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA HFA (Single Family Mtg.) RITES(1,2)                         17.393        10/01/2018          2,394,760
-------------------------------------------------------------------------------------------------------------------------
      30,000   PA HFA (Single Family Mtg.), Series 37A                         5.450        10/01/2017             30,685
-------------------------------------------------------------------------------------------------------------------------
      30,000   PA HFA (Single Family Mtg.), Series 37B                         5.600        10/01/2025             30,583
-------------------------------------------------------------------------------------------------------------------------
      15,000   PA HFA (Single Family Mtg.), Series 37B                         5.600        10/01/2025             15,085
-------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 39A                         6.600        04/01/2017             25,867
-------------------------------------------------------------------------------------------------------------------------
      65,000   PA HFA (Single Family Mtg.), Series 39B                         6.750        04/01/2016             67,061
-------------------------------------------------------------------------------------------------------------------------
   1,625,000   PA HFA (Single Family Mtg.), Series 39B                         6.875        10/01/2024          1,684,719
-------------------------------------------------------------------------------------------------------------------------
   2,050,000   PA HFA (Single Family Mtg.), Series 40                          6.800        10/01/2015          2,136,490
-------------------------------------------------------------------------------------------------------------------------
     160,000   PA HFA (Single Family Mtg.), Series 40                          6.900        04/01/2025            165,675
-------------------------------------------------------------------------------------------------------------------------
      10,000   PA HFA (Single Family Mtg.), Series 41B                         6.300        04/01/2009             10,185
-------------------------------------------------------------------------------------------------------------------------
      10,000   PA HFA (Single Family Mtg.), Series 41B                         6.450        10/01/2012             10,307
-------------------------------------------------------------------------------------------------------------------------
      95,000   PA HFA (Single Family Mtg.), Series 41B                         6.650        04/01/2025             98,626
-------------------------------------------------------------------------------------------------------------------------
      15,000   PA HFA (Single Family Mtg.), Series 42                          6.750        10/01/2014             15,621
-------------------------------------------------------------------------------------------------------------------------
      70,000   PA HFA (Single Family Mtg.), Series 42                          6.850        04/01/2025             73,161
-------------------------------------------------------------------------------------------------------------------------
      50,000   PA HFA (Single Family Mtg.), Series 43                          6.850        10/01/2006             52,529
-------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 43                          6.950        04/01/2007             26,289
-------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 43                          6.950        10/01/2007             26,289
-------------------------------------------------------------------------------------------------------------------------
   1,320,000   PA HFA (Single Family Mtg.), Series 44C                         6.650        10/01/2021          1,384,931
-------------------------------------------------------------------------------------------------------------------------
      50,000   PA HFA (Single Family Mtg.), Series 46                          6.200        10/01/2014             52,573
-------------------------------------------------------------------------------------------------------------------------
     140,000   PA HFA (Single Family Mtg.), Series 46                          6.300        10/01/2027            145,564
-------------------------------------------------------------------------------------------------------------------------
      25,000   PA HFA (Single Family Mtg.), Series 47                          5.700        10/01/2016             25,948
-------------------------------------------------------------------------------------------------------------------------
     135,000   PA HFA (Single Family Mtg.), Series 47                          5.700        10/01/2026            137,585
-------------------------------------------------------------------------------------------------------------------------
       5,000   PA HFA (Single Family Mtg.), Series 50B                         6.350        10/01/2027              5,251


13 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued


   PRINCIPAL                                                                                                 MARKET VALUE
      AMOUNT                                                                  COUPON        MATURITY           SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA Continued
 $   545,000   PA HFA (Single Family Mtg.), Series 51                          5.650%       04/01/2020       $    557,077
-------------------------------------------------------------------------------------------------------------------------
      70,000   PA HFA (Single Family Mtg.), Series 51                          6.300        10/01/2015             72,802
-------------------------------------------------------------------------------------------------------------------------
      90,000   PA HFA (Single Family Mtg.), Series 51                          6.375        04/01/2028             93,937
-------------------------------------------------------------------------------------------------------------------------
     290,000   PA HFA (Single Family Mtg.), Series 52B                         6.250        10/01/2024            302,731
-------------------------------------------------------------------------------------------------------------------------
     500,000   PA HFA (Single Family Mtg.), Series 53A                         6.000        10/01/2015            529,220
-------------------------------------------------------------------------------------------------------------------------
     115,000   PA HFA (Single Family Mtg.), Series 53A                         6.050        04/01/2018            120,461
-------------------------------------------------------------------------------------------------------------------------
      30,000   PA HFA (Single Family Mtg.), Series 53A                         6.150        10/01/2024             31,324
-------------------------------------------------------------------------------------------------------------------------
      20,000   PA HFA (Single Family Mtg.), Series 54A                         6.150        10/01/2022             20,947
-------------------------------------------------------------------------------------------------------------------------
      75,000   PA HFA (Single Family Mtg.), Series 56A                         6.050        10/01/2016             79,543
-------------------------------------------------------------------------------------------------------------------------
   1,090,000   PA HFA (Single Family Mtg.), Series 59A                         5.750        10/01/2023          1,114,928
-------------------------------------------------------------------------------------------------------------------------
   2,085,000   PA HFA (Single Family Mtg.), Series 59A                         5.800        10/01/2029          2,129,369
-------------------------------------------------------------------------------------------------------------------------
      50,000   PA HFA (Single Family Mtg.), Series 60A                         5.850        10/01/2027             51,631
-------------------------------------------------------------------------------------------------------------------------
      20,000   PA HFA (Single Family Mtg.), Series 61A                         5.450        10/01/2021             20,371
-------------------------------------------------------------------------------------------------------------------------
     990,000   PA HFA (Single Family Mtg.), Series 62A                         5.500        10/01/2022          1,010,384
-------------------------------------------------------------------------------------------------------------------------
      20,000   PA HFA (Single Family Mtg.), Series 66A                         5.650        04/01/2029             20,284
-------------------------------------------------------------------------------------------------------------------------
     100,000   PA HFA (Single Family Mtg.), Series 67A                         5.850        10/01/2018            104,934
-------------------------------------------------------------------------------------------------------------------------
      95,000   PA HFA (Single Family Mtg.), Series 67A                         5.900        10/01/2030             98,493
-------------------------------------------------------------------------------------------------------------------------
   1,960,000   PA HFA (Single Family Mtg.), Series 69A                         6.250        04/01/2031          2,067,055
-------------------------------------------------------------------------------------------------------------------------
   4,740,000   PA HFA (Single Family Mtg.), Series 70A                         5.800        04/01/2027          4,934,577
-------------------------------------------------------------------------------------------------------------------------
     230,000   PA HFA (Single Family Mtg.), Series 72A                         5.250        04/01/2021            232,417
-------------------------------------------------------------------------------------------------------------------------
     155,000   PA HFA (Single Family Mtg.), Series 73A                         5.350        10/01/2022            157,186
-------------------------------------------------------------------------------------------------------------------------
   2,850,000   PA HFA (Single Family Mtg.), Series 73A RITES(1,2)             15.358        10/01/2022          3,010,740
-------------------------------------------------------------------------------------------------------------------------
  10,345,000   PA HFA (Single Family Mtg.), Series 74B(3)                      5.150        10/01/2022         10,366,104
-------------------------------------------------------------------------------------------------------------------------
      30,000   PA HFA Linked BPO                                               6.100        10/01/2013             31,006
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   PA HFA RITES(1,2)                                              15.051        04/01/2021          2,084,080
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   PA Higher Education Assistance Agency RIBS(1,2)                10.723        03/01/2022          2,345,625
-------------------------------------------------------------------------------------------------------------------------
      35,000   PA Higher Education Assistance Agency, Series C                 6.400        03/01/2022             35,844
-------------------------------------------------------------------------------------------------------------------------
     195,000   PA Higher Education Assistance Agency, Series D                 6.050        01/01/2019            200,164
-------------------------------------------------------------------------------------------------------------------------
     180,000   PA Turnpike Commission                                          5.500        12/01/2017            184,201
-------------------------------------------------------------------------------------------------------------------------
      75,000   PA Turnpike Commission                                          6.000        12/01/2017             77,482
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Philadelphia Airport Authority for Industrial Devel.
               RITES(1,2)                                                     15.075        07/01/2022          2,199,000
-------------------------------------------------------------------------------------------------------------------------
      25,000   Philadelphia Airport System, Series A                           5.750        06/15/2010             26,561
-------------------------------------------------------------------------------------------------------------------------
     130,000   Philadelphia Airport System, Series A                           6.000        06/15/2015            138,042
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Philadelphia Gas Works RITES(1,2)                              15.500        08/01/2021          2,228,200
-------------------------------------------------------------------------------------------------------------------------
      20,000   Philadelphia Gas Works, Series 14                               6.375        07/01/2014             21,196
-------------------------------------------------------------------------------------------------------------------------
     105,000   Philadelphia Gas Works, Series 14                               6.375        07/01/2026            111,141
-------------------------------------------------------------------------------------------------------------------------
      40,000   Philadelphia H&HEFA (Frankford Hospital)                        6.000        06/01/2023             41,145
-------------------------------------------------------------------------------------------------------------------------
   2,605,000   Philadelphia H&HEFA (Jeanes Health System)                      6.600        07/01/2010          2,720,349
-------------------------------------------------------------------------------------------------------------------------
     635,000   Philadelphia H&HEFA (Jeanes Hospital)                           5.875        07/01/2017            617,766
-------------------------------------------------------------------------------------------------------------------------
      10,000   Philadelphia H&HEFA (Temple University Hospital)                6.500        11/15/2008             10,621
-------------------------------------------------------------------------------------------------------------------------
   1,420,000   Philadelphia H&HEFA (Temple University Hospital)                6.625        11/15/2023          1,429,415
-------------------------------------------------------------------------------------------------------------------------
   3,870,000   Philadelphia IDA (Air Cargo)                                    7.500        01/01/2025          3,873,793
-------------------------------------------------------------------------------------------------------------------------
     150,000   Philadelphia IDA (American College of Physicians)               6.000        06/15/2030            159,102
-------------------------------------------------------------------------------------------------------------------------
      70,000   Philadelphia IDA (Baker's Bay Nursing Home Associates)          5.750        08/01/2023             71,453
-------------------------------------------------------------------------------------------------------------------------
   5,450,000   Philadelphia IDA (Baptist Home of Philadelphia)                 5.600        11/15/2028          4,454,231


14 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


  PRINCIPAL                                                                                                  MARKET VALUE
   AMOUNT                                                                     COUPON        MATURITY          SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA Continued
 $ 3,150,000   Philadelphia IDA (First Mtg. - CPAP)                            6.125%       04/01/2019       $  2,880,675
---------------------------------------------------------------------------------------------------------------------------
   2,000,000   Philadelphia IDA (International Educational & Community Project)5.875        06/01/2022          2,046,080
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Philadelphia IDA (International Educational & Community Project)6.000        06/01/2032          3,075,120
-------------------------------------------------------------------------------------------------------------------------
      25,000   Philadelphia IDA (The Franklin Institute)                       5.200        06/15/2018             24,081
-------------------------------------------------------------------------------------------------------------------------
     100,000   Philadelphia Municipal Authority, Series A                      5.625        11/15/2018            103,306
-------------------------------------------------------------------------------------------------------------------------
      75,000   Philadelphia Municipal Authority, Series B                      6.400        11/15/2016             77,248
-------------------------------------------------------------------------------------------------------------------------
      10,000   Philadelphia Municipal Authority, Series D                      6.300        07/15/2017             10,202
-------------------------------------------------------------------------------------------------------------------------
      10,000   Philadelphia Redevelopment Authority                           10.250        06/01/2017             10,142
-------------------------------------------------------------------------------------------------------------------------
     120,000   Philadelphia Redevelopment Authority (FHA Title I Insured Loan) 6.100        06/01/2017            125,983
-------------------------------------------------------------------------------------------------------------------------
     210,000   Philadelphia Redevelopment Authority (Multifamily Hsg.)         5.450        02/01/2023            213,749
-------------------------------------------------------------------------------------------------------------------------
   2,100,000   Philadelphia Regional Port Authority MVRICS(1)                 10.740        09/01/2020          2,237,151
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Philadelphia School District GO RITES(1,2)                     16.565        08/01/2022          2,476,960
-------------------------------------------------------------------------------------------------------------------------
      10,000   Pittsburgh URA (FHA Insured Mtg.), Series C                     7.000        08/01/2006             10,203
-------------------------------------------------------------------------------------------------------------------------
     100,000   Pittsburgh URA (Multifamily FHA Mtg.), Series A                 9.250        12/01/2027            102,685
-------------------------------------------------------------------------------------------------------------------------
      45,000   Pittsburgh URA Mtg., Series A                                   6.050        10/01/2026             46,629
-------------------------------------------------------------------------------------------------------------------------
      40,000   Pittsburgh URA Mtg., Series A                                   7.250        02/01/2024             40,805
-------------------------------------------------------------------------------------------------------------------------
   2,680,000   Pittsburgh URA Mtg., Series B                                   7.100        04/01/2024          2,795,642
-------------------------------------------------------------------------------------------------------------------------
      10,000   Pittsburgh URA Mtg., Series C                                   5.700        04/01/2030             10,160
-------------------------------------------------------------------------------------------------------------------------
     110,000   Pittsburgh URA Mtg., Series C                                   5.950        10/01/2029            113,652
-------------------------------------------------------------------------------------------------------------------------
   1,385,000   Pittsburgh URA Mtg., Series C                                   6.550        04/01/2028          1,436,453
-------------------------------------------------------------------------------------------------------------------------
      50,000   Pittsburgh URA Mtg., Series H                                   6.850        04/01/2016             50,635
-------------------------------------------------------------------------------------------------------------------------
   1,020,000   Reading School District GO, Series A                            0.000        01/15/2018            456,878
-------------------------------------------------------------------------------------------------------------------------
   1,750,000   Reading School District GO, Series A                            0.000        01/15/2021            638,470
-------------------------------------------------------------------------------------------------------------------------
   3,840,000   Reading School District GO, Series A                            0.000        01/15/2023          1,230,950
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Sayre Health Care Facilities (Guthrie Healthcare System)(6)     1.000        12/01/2031          2,057,900
-------------------------------------------------------------------------------------------------------------------------
   2,060,000   Sayre Health Care Facilities (Guthrie Healthcare System)        5.750        12/01/2021          2,091,559
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Sayre Health Care Facilities (Guthrie Healthcare System)        5.875        12/01/2031          1,015,850
-------------------------------------------------------------------------------------------------------------------------
     590,000   Sayre Health Care Facilities (VHA PA/VHA East Financing Program)6.375        07/01/2022            604,048
-------------------------------------------------------------------------------------------------------------------------
     550,000   Schuylkill County IDA (Schuylkill Energy Resources)             6.500        01/01/2010            567,837
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Somerset County HA (Somerset Community Hospital)                5.450        03/01/2032          1,012,830
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Southcentral General Authority (Hanover Hospital)               5.350        12/01/2024          1,007,910
-------------------------------------------------------------------------------------------------------------------------
      95,000   St. Mary Hospital Authority (Catholic Health Initiatives)       5.000        12/01/2028             93,369
-------------------------------------------------------------------------------------------------------------------------
      50,000   Upper Merion Area School District GO                            5.500        09/01/2016             50,903
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   West Cornwall Township Municipal Authority
               (Elizabethtown College)                                         6.000        12/15/2022          1,018,200
-------------------------------------------------------------------------------------------------------------------------
     300,000   West Shore Area HA (Holy Spirit Hospital)                       6.250        01/01/2032            303,918
-------------------------------------------------------------------------------------------------------------------------
   1,580,000   Westmoreland County IDA (Redstone Health Care Facilities)       5.850        11/15/2029          1,365,057
-------------------------------------------------------------------------------------------------------------------------
     500,000   Westmoreland County IDA (Redstone Health Care Facilities)       8.000        11/15/2023            524,790
-------------------------------------------------------------------------------------------------------------------------
       5,000   York City School District GO                                    5.700        03/01/2013              5,101
-------------------------------------------------------------------------------------------------------------------------
      45,000   York Hsg. Corp. Mtg., Series A                                  6.875        11/01/2009             46,681
                                                                                                             ------------
                                                                                                              279,487,914

-------------------------------------------------------------------------------------------------------------------------
 LOUISIANA--0.7%
   2,330,000   LA Tobacco Settlement Financing Corp. (TASC)                    5.875        05/15/2039          2,113,520


15 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued


   PRINCIPAL                                                                                                 MARKET VALUE
      AMOUNT                                                                  COUPON        MATURITY           SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--7.7%
 $ 2,500,000   Guam EDA (TASC)                                                 5.500%       05/15/2041       $  2,477,975
-------------------------------------------------------------------------------------------------------------------------
      60,000   Northern Mariana Islands, Series A                              6.000        06/01/2014             64,874
   1,485,000   Northern Mariana Islands, Series A                              6.600        03/15/2028          1,542,113
   7,820,000   Puerto Rico Children's Trust Fund (TASC)                        6.000        07/01/2026          8,198,097
      10,000   Puerto Rico HFC                                                 7.500        10/01/2015             10,526
      30,000   Puerto Rico Infrastructure                                      7.500        07/01/2009             30,546
       5,000   Puerto Rico Infrastructure                                      7.900        07/01/2007              5,106
   2,895,000   Puerto Rico Port Authority (American Airlines)                  6.250        06/01/2026          2,240,875
   1,155,000   Puerto Rico Port Authority (American Airlines)                  6.300        06/01/2023            911,480
     115,000   Puerto Rico Port Authority, Series D                            7.000        07/01/2014            119,255
   1,071,767   Puerto Rico Rio Grande Construction Equipment Lease(2,4,5)      8.000        12/10/2003            940,475
     230,000   Puerto Rico Urban Renewal & Hsg. Corp.                          7.875        10/01/2004            234,186
     950,000   V.I. Public Finance Authority                                   5.625        10/01/2025            957,647
   3,035,000   V.I. Public Finance Authority                                   6.125        10/01/2029          3,215,825
   1,500,000   V.I. Public Finance Authority                                   6.375        10/01/2019          1,657,951
                                                                                                             ------------
                                                                                                               22,606,931

-------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $298,639,485)--103.9%                                                      304,208,365
-------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS--(3.9)                                                                 (11,327,207)
                                                                                                             ------------
 NET ASSETS--100.0%                                                                                          $292,881,158
                                                                                                             ============





FOOTNOTES TO STATEMENT OF INVESTMENTS

TO SIMPLIFY THE LISTING OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACTS    Adult Communities Total Services
BPE     Brittany Pointe Estates
BPO     Bond Payment Obligation
CPAP    Crime Prevention Association of Philadelphia
EDFA    Economic Development Finance Authority
FHA     Federal Housing Authority
GO      General Obligation
GPA     General Purpose Authority
H&EFA   Health and Education Facilities Authority
H&HEFA  Hospitals and Higher Education Facilities Authority
HA      Hospital Authority
HDA     Hospital Development Authority
HEA     Hospital and Education Authority
HEBA    Higher Education Building Authority
HEFA    Higher Educational Facilities Authority
HEHA    Higher Education and Health Authority
HFA     Housing Finance Agency
HFC     Housing Finance Corporation
HHEA    Health, Hospital and Education Authority
IDA     Industrial Development Authority
MVRICS  Municipal Variable Rate Inverse Class Securities
PSEG    Public Service Enterprise Group
RIBS    Residual Interest Bonds
RITES   Residual Interest Tax Exempt Security
TASC    Tobacco Settlement Asset-Backed Bonds
UPMC    University of Pittsburgh Medical Center
URA     Urban Redevelopment Authority
V.I.    United States Virgin Islands
VHA     Voluntary Hospitals of America

1. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
2. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
3. When-issued security to be delivered and settled after July 31, 2002.
4. Issuer is in default.
5. Non-income-accruing security.
6. Represents the current interest rate for a variable or increasing rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


16 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 FOOTNOTES TO STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------
 INDUSTRY CONCENTRATIONS  JULY 31, 2002
--------------------------------------------------------------------------------

 DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:



INDUSTRY                                                                                   MARKET VALUE          PERCENT
----------------------------------------------------------------------------------------------------------------------------
 Adult Living Facilities                                                                  $   43,039,256               14.2%
 Hospital/Health Care                                                                         40,453,304               13.3
 Higher Education                                                                             36,878,846               12.1
 Single Family Housing                                                                        32,390,982               10.6
 Resource Recovery                                                                            30,252,373                9.9
 Not-for-Profit Organization                                                                  17,365,080                5.7
 Multifamily Housing                                                                          14,728,874                4.8
 Water Utilities                                                                              14,503,755                4.8
 Special Assessment                                                                           12,800,074                4.2
 Manufacturing, Durable Goods                                                                 12,039,017                4.0
 Marine/Aviation Facilities                                                                   10,283,114                3.4
 Education                                                                                     9,021,194                3.0
 Pollution Control                                                                             8,308,231                2.7
 Sales Tax Revenue                                                                             5,904,606                1.9
 General Obligation                                                                            5,371,215                1.8
 Airlines                                                                                      4,512,188                1.5
 Student Loans                                                                                 2,581,633                0.8
 Gas Utilities                                                                                 2,360,537                0.8
 Municipal Leases                                                                              1,131,231                0.4
 Highways/Railways                                                                               261,683                0.1
 Manufacturing, Non-Durable Goods                                                                 21,172                0.0
                                                                                            --------------------------------
 Total                                                                                      $304,208,365              100.0%
                                                                                            ================================


--------------------------------------------------------------------------------
 SUMMARY OF RATINGS  JULY 31, 2002 / UNAUDITED
--------------------------------------------------------------------------------

 DISTRIBUTION OF INVESTMENTS BY RATING CATEGORY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:


 RATING                                                                                                             PERCENT
----------------------------------------------------------------------------------------------------------------------------
 AAA                                                                                                                   15.6%
 AA                                                                                                                    21.0
 A                                                                                                                     12.1
 BBB                                                                                                                   28.7
 BB                                                                                                                     5.0
 B                                                                                                                      4.0
 CCC                                                                                                                    0.5
 CC                                                                                                                     0.0
 C                                                                                                                      0.0
 D                                                                                                                      0.0
 Not Rated                                                                                                             13.1
                                                                                                                      ------
 Total                                                                                                                100.0%
                                                                                                                      ======

 Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.


17 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2002


==========================================================================================================================
 ASSETS
--------------------------------------------------------------------------------------------------------------------------
 Investments, at value (cost $298,639,485)--see accompanying statement                                       $304,208,365
--------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                             174,510
--------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                                                       4,745,447
 Shares of beneficial interest sold                                                                             2,940,574
 Other                                                                                                              3,098
                                                                                                             -------------
 Total assets                                                                                                 312,071,994

==========================================================================================================================
 LIABILITIES
--------------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $17,847,497 purchased on a when-issued basis)                                17,982,278
 Dividends                                                                                                        875,490
 Shares of beneficial interest redeemed                                                                           190,031
 Distribution and service plan fees                                                                                35,492
 Trustees' compensation                                                                                            25,947
 Shareholder reports                                                                                               22,960
 Transfer and shareholder servicing agent fees                                                                     22,688
 Other                                                                                                             35,950
                                                                                                             -------------
 Total liabilities                                                                                             19,190,836

==========================================================================================================================
 NET ASSETS                                                                                                  $292,881,158
                                                                                                             =============

==========================================================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
 Paid-in capital                                                                                             $292,768,832
--------------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                           (690,980)
--------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                      (4,765,574)
--------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                                     5,568,880
                                                                                                             -------------
 NET ASSETS                                                                                                  $292,881,158
                                                                                                             =============

==========================================================================================================================
 NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $144,592,318 and 12,498,656
 shares of beneficial interest outstanding)                                                                        $11.57
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)                   $12.15
--------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
 price per share (based on net assets of $101,125,907 and 8,744,052 shares of beneficial interest outstanding)     $11.57
--------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $47,162,933 and 4,080,968 shares of beneficial interest outstanding)            $11.56

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


18 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENT OF OPERATIONS


 FOR THE YEAR ENDED JULY 31, 2002
==========================================================================================================================
 INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------
 Interest                                                                                                     $15,769,424

==========================================================================================================================
 EXPENSES
--------------------------------------------------------------------------------------------------------------------------
 Management fees                                                                                                1,358,312
--------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                                          173,390
 Class B                                                                                                          680,767
 Class C                                                                                                          299,263
--------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                    154,254
--------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                                                  64,663
--------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                       19,727
--------------------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                               16,107
--------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                             25,812
                                                                                                             -------------
 Total expenses                                                                                                 2,792,295
 Less reduction to custodian expenses                                                                             (10,838)
                                                                                                             -------------
 Net expenses                                                                                                   2,781,457

==========================================================================================================================
 NET INVESTMENT INCOME                                                                                         12,987,967

==========================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------
 Net realized loss on investments                                                                                (891,365)
--------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                                           4,004,254
                                                                                                             -------------
 Net realized and unrealized gain                                                                               3,112,889

==========================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $16,100,856
                                                                                                             =============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.



19 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED JULY 31,                                                                                2002             2001
==========================================================================================================================
 OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
 Net investment income                                                                      $ 12,987,967     $  6,654,528
--------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                              (891,365)      (1,078,005)
--------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                         4,004,254        4,502,489
                                                                                            ------------------------------
 Net increase in net assets resulting from operations                                         16,100,856       10,079,012

==========================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                                      (7,383,457)      (4,783,165)
 Class B                                                                                      (4,061,062)      (1,734,007)
 Class C                                                                                      (1,787,351)        (590,401)

==========================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                      42,964,197       34,191,262
 Class B                                                                                      47,176,497       30,306,379
 Class C                                                                                      27,229,342       12,533,212

==========================================================================================================================
 NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

 Total increase                                                                              120,239,022       80,002,292
--------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                         172,642,136       92,639,844
                                                                                            ------------------------------
 End of period [including overdistributed net investment
 income of $690,980 and $447,077, respectively]                                             $292,881,158     $172,642,136
                                                                                            ==============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


20 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


 CLASS A        YEAR ENDED JULY 31,                                2002         2001        2000          1999       1998
===========================================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                             $11.46       $11.28      $12.08        $12.42     $12.45
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .70          .67         .67           .63        .61
 Net realized and unrealized gain (loss)                             .11          .21        (.81)         (.37)        --
                                                                  ---------------------------------------------------------
 Total from investment operations                                    .81          .88        (.14)          .26        .61
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               (.70)        (.70)       (.66)         (.60)      (.64)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $11.57       $11.46      $11.28        $12.08     $12.42
                                                                  =========================================================

===========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                                7.36%        8.10%      (1.00)%        2.01%      4.99%
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                       $144,592     $100,222     $64,336       $72,794    $68,720
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $120,251     $ 77,048     $67,252       $71,835    $69,202
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                              6.03%        5.84%       5.93%         5.03%      4.82%
 Expenses                                                           0.85%        0.94%       1.10%         0.95%      1.00%(3)
 Expenses, net of interest expense, and reduction
 to custodian expenses and/or voluntary waiver of expenses          0.82%        0.87%       0.93%         0.90%      0.93%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              39%          58%         98%           37%        35%

 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


21 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued



 CLASS B        YEAR ENDED JULY 31,                                 2002         2001        2000          1999       1998
===========================================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                             $11.46       $11.27      $12.07        $12.42     $12.45
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .62          .59         .58           .53        .52
 Net realized and unrealized gain (loss)                             .11          .22        (.81)         (.38)        --
                                                                -----------------------------------------------------------
 Total from investment operations                                    .73          .81        (.23)          .15        .52
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               (.62)        (.62)       (.57)         (.50)      (.55)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $11.57       $11.46      $11.27        $12.07     $12.42
                                                                ===========================================================

===========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                                6.55%        7.40%      (1.75)%        1.16%      4.20%
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                       $101,126      $52,926     $21,696       $24,206    $22,124
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                              $ 75,772      $32,037     $21,368       $23,845    $20,969
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                              5.26%        5.03%       5.16%         4.26%      4.10%
 Expenses                                                           1.61%        1.68%       1.96%         1.80%      1.75%(3)
 Expenses, net of interest expense, and reduction
 to custodian expenses and/or voluntary waiver of expenses          1.58%        1.62%       1.68%         1.65%      1.68%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              39%          58%         98%           37%        35%

 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.


 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


22 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


 CLASS C        YEAR ENDED JULY 31,                                 2002         2001        2000          1999       1998
===========================================================================================================================
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                             $11.45       $11.27      $12.07        $12.41     $12.44
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                               .61          .57         .57           .53        .51
 Net realized and unrealized gain (loss)                             .12          .23        (.80)         (.37)        --
                                                                -----------------------------------------------------------
 Total from investment operations                                    .73          .80        (.23)          .16        .51
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                               (.62)        (.62)       (.57)         (.50)      (.54)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $11.56       $11.45      $11.27        $12.07     $12.41
                                                                ===========================================================

===========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)                                6.55%        7.30%      (1.75)%        1.25%      4.20%
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                        $47,163      $19,494      $6,607        $5,826     $5,198
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $33,327      $10,913      $5,542        $5,867     $4,063
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                              5.26%        5.01%       5.16%         4.26%      4.28%
 Expenses                                                           1.61%        1.68%       1.95%         1.80%      1.76%(3)
 Expenses, net of interest expense, and reduction
 to custodian expenses and/or voluntary waiver of expenses          1.58%        1.62%       1.68%         1.65%      1.67%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              39%          58%         98%           37%        35%


 1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 2. Annualized for periods of less than one full year.
 3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


23 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 2002, the Fund had entered into when-issued purchase or forward commitments of $17,847,497.

--------------------------------------------------------------------------------
 INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $23,000,480 as of July 31, 2002. Including the effect of leverage, inverse floaters represent 16.63% of the Fund's total assets as of July 31, 2002.


24 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2002, securities with an aggregate market value of $940,475 representing 0.32% of the Fund's net assets, were in default.
      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                            EXPIRING
                            ------------------------------------------------
                            2003                                   $ 290,707
                            2004                                      27,458
                            2006                                     292,959
                            2007                                     106,698
                            2008                                     321,862
                            2009                                   2,177,266
                            2010                                   1,365,649
                                                                  ----------
                            TOTAL                                 $4,582,599
                                                                  ==========

 As of July 31, 2002, the Fund had approximately $183,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2002, the Fund's projected benefit obligations were increased by $3,612 and payments of $2,334 were made to retired trustees, resulting in an accumulated liability of $25,846 as of July 31, 2002.


25 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $834,493. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended July 31, 2002 and July 31, 2001 was as follows:
                                                   YEAR ENDED       YEAR ENDED
                                                JULY 31, 2002    JULY 31, 2001
                 -------------------------------------------------------------
                 Distributions paid from:
                 Exempt-interest dividends        $13,231,870       $7,107,573
                 Long-term capital gain                    --               --
                 Return of capital                         --               --
                                                  ----------------------------
                 Total                            $13,231,870       $7,107,573
                                                  ============================


 As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:
                 Overdistributed net investment income       $  (690,980)
                 Accumulated net realized loss                (4,765,574)
                 Net unrealized appreciation                   5,568,880
                                                             -----------
                 Total                                       $   112,326
                                                             ===========


--------------------------------------------------------------------------------
 INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                            YEAR ENDED JULY 31, 2002              YEAR ENDED JULY 31, 2001
                                                             SHARES           AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------
 CLASS A
 Sold                                                     4,682,260     $ 53,495,965           3,777,756      $ 42,526,488
 Dividends and/or distributions reinvested                  322,303        3,678,979             219,466         2,474,677
 Redeemed                                                (1,248,217)     (14,210,747)           (959,842)      (10,809,903)
                                                         ------------------------------------------------------------------
 Net increase                                             3,756,346     $ 42,964,197           3,037,380      $ 34,191,262
                                                         ==================================================================

---------------------------------------------------------------------------------------------------------------------------
 CLASS B
 Sold                                                     4,526,817     $ 51,733,814           3,044,797      $ 34,261,850
 Dividends and/or distributions reinvested                  173,331        1,977,100              79,028           890,543
 Redeemed                                                  (574,433)      (6,534,417)           (430,079)       (4,846,014)
                                                         ------------------------------------------------------------------
 Net increase                                             4,125,715     $ 47,176,497           2,693,746      $ 30,306,379
                                                         ==================================================================

---------------------------------------------------------------------------------------------------------------------------
 CLASS C
 Sold                                                     2,612,530     $ 29,865,127           1,363,466      $ 15,314,293
 Dividends and/or distributions reinvested                  102,798        1,171,471              37,913           426,980
 Redeemed                                                  (336,326)      (3,807,256)           (285,823)       (3,208,061)
                                                         ------------------------------------------------------------------
 Net increase                                             2,379,002     $ 27,229,342           1,115,556      $ 12,533,212
                                                         ==================================================================


--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2002, were $224,328,298 and $90,440,958, respectively.

 As of July 31, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $298,639,485 was composed of:
                        Gross unrealized appreciation                $9,414,298
                        Gross unrealized depreciation                (3,845,418)
                                                                     ----------
                        Net unrealized appreciation                  $5,568,880
                                                                     ==========


 The difference between book-basis and tax-basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.


--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets if the Fund's trailing one year performance percentile at the end of the preceding quarter is in the fourth or fifth quintile of the Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time. The Fund's management fee for the year ended July 31, 2002 was an annualized rate of 0.59%.


27 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES  Continued
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS $22.50 per account fee.
      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.
      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                                  AGGREGATE           CLASS A         CONCESSIONS         CONCESSIONS         CONCESSIONS
                                  FRONT-END          FRONT-END         ON CLASS A          ON CLASS B          ON CLASS C
                              SALES CHARGES      SALES CHARGES             SHARES              SHARES              SHARES
                                 ON CLASS A        RETAINED BY        ADVANCED BY         ADVANCED BY         ADVANCED BY
 YEAR ENDED                          SHARES        DISTRIBUTOR        DISTRIBUTOR(1)      DISTRIBUTOR(1)      DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------------------------
 July 31, 2002                   $1,342,756           $254,020            $20,251          $1,942,287            $256,782

                                    CLASS A                               CLASS B                                 CLASS C
                        CONTINGENT DEFERRED                   CONTINGENT DEFERRED                     CONTINGENT DEFERRED
                              SALES CHARGES                         SALES CHARGES                           SALES CHARGES
 YEAR ENDED         RETAINED BY DISTRIBUTOR               RETAINED BY DISTRIBUTOR                 RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------------------------
 July 31, 2002                       $3,889                              $120,115                                  $8,974


--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2002 , payments under the Class A Plan totaled $173,390, all of which were paid by the Distributor to recipients, and included $11,549 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2002, were as follows:

                                                                                                            DISTRIBUTOR'S
                                                                                       DISTRIBUTOR'S            AGGREGATE
                                                                                           AGGREGATE         UNREIMBURSED
                                                                                        UNREIMBURSED        EXPENSES AS %
                                           TOTAL PAYMENTS      AMOUNT RETAINED              EXPENSES        OF NET ASSETS
                                               UNDER PLAN       BY DISTRIBUTOR            UNDER PLAN             OF CLASS
-------------------------------------------------------------------------------------------------------------------------
 Class B Plan                                    $680,767             $632,581            $3,757,233                 3.72%
 Class C Plan                                     299,263              208,395               464,212                 0.98



28 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 5. ILLIQUID SECURITIES
 As of July 31, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2002 was $21,709,939, which represents 7.41% of the Fund's net assets.


--------------------------------------------------------------------------------
 6. BANK BORROWINGS
 The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
      The Fund had no borrowings outstanding at July 31, 2002. For the year ended July 31, 2002, the average monthly loan balance was $2,481,020 at an average interest rate of 2.514%. The Fund had gross borrowings and gross loan repayments of $51,700,000 and $50,300,000, respectively, during the year ended July 31, 2002. The maximum amount of borrowings outstanding at any month-end was $9,000,000. The Fund paid $1,334 in commitment fees during the year ended July 31, 2002.


29 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND:

 We have audited the accompanying statement of assets and liabilities of Oppenheimer Pennsylvania Municipal Fund, including the statement of investments, as of July 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




 KPMG LLP

 Denver, Colorado
 August 21, 2002


30 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      None of the dividends paid by the Fund during the year ended July 31, 2002 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


31 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS

===================================================================================================================================
NAME, ADDRESS,(1) AGE,
POSITION(S) HELD WITH FUND            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER
AND LENGTH OF TIME SERVED(2)          TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES


LEON LEVY, Chairman of the            General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Board of Trustees (since 1999)        and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
Age: 76                               development).

DONALD W. SPIRO, Vice                 Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Chairman of the Board of              (January 1969 - August 1999) of the Manager.
Trustees (since 1999)
Age: 76

ROBERT G. GALLI, Trustee              A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
(since 1999)                          (October 1995 - December 1997) of the Manager.
Age: 68

PHILLIP A. GRIFFITHS, Trustee         The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
(since 1999)                          director (since 2001) of GSI Lumonics and a member of the National Academy of
Age: 63                               Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                      University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                      Professor of Mathematics at Harvard University.

BENJAMIN LIPSTEIN, Trustee            Professor Emeritus of Marketing, Stern Graduate School of Business
(since 1999)                          Administration, New York University.
Age: 79

ELIZABETH B. MOYNIHAN,                Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1999)                  Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 72                               National Building Museum; a member of the Trustees Council, Preservation League of New York State.

KENNETH A. RANDALL, Trustee           A director of Dominion Resources, Inc. (electric utility holding company) and
(since 1999)                          Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                               Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                      Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                      American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                      Company.

EDWARD V. REGAN, Trustee              President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
(since 1999)                          director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                               and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                      Chairman of Municipal Assistance Corporation for the City of New York, New York
                                      State Comptroller and Trustee of New York State and Local Retirement Fund.




1. The address of each Trustee and Officer is 6803 S. Tucson Way, Centennial, CO 80112-3924, except as follows: the address for Messrs. Zack and Molleur and Ms. Feld is 498 Seventh Avenue, New York, NY 10018 and the address for Messrs. Fielding and Tanner is 350 Linden Oaks, Rochester, NY 14625.
2. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.


32 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND


RUSSELL S. REYNOLDS, JR., Trustee     Chairman (since 1993) of The Directorship Search Group, Inc. (corporate govern-
(since 1999)                          ance consulting and executive recruiting); a life trustee of International House
Age: 70                               (non-profit educational organization), and a trustee (since 1996) of the
                                      Greenwich Historical Society.

CLAYTON K. YEUTTER, Trustee           Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
(since 1999)                          Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999).
Age: 71


===================================================================================================================================
INTERESTED TRUSTEE AND OFFICER

JOHN V. MURPHY,(3,4)                  Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee                 (since September 2000) of the Manager; President and a director or trustee of
(since October 2001)                  other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                               Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                      Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                      Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                      (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                      Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                      of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                      OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                      Corporation (since November 2001), HarbourView Asset Management Corporation and
                                      OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                      2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                      Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                      and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                      Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                      Insurance Company (the Manager's parent company); a director (since June 1995)
                                      of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                      2000 - June 2001) of the Manager; President and trustee (November 1999 -
                                      November 2001) of MML Series Investment Fund and MassMutual Institutional Funds
                                      (open-end investment companies); a director (September 1999 - August 2000) of
                                      C.M. Life Insurance Company; President, Chief Executive Officer and director
                                      (September 1999 - August 2000) of MML Bay State Life Insurance Company; a
                                      director (June 1989 - June 1998) of Emerald Isle Bancorp and Hibernia Savings
                                      Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).


3. The address of Mr. Murphy is 498 Seventh Avenue, New York, NY 10018.
4. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


33 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Continued


===================================================================================================================================
OFFICERS

RONALD H. FIELDING,                   Senior Vice President (since January 1996) of the Manager; Chairman of the
Vice President (since 2002)           Rochester Division of the Manager (since January 1996); an officer of 5
Age: 53                               portfolios in the OppenheimerFunds complex; prior to joining the Manager in
                                      January 1996, he was President and a director of Rochester Capital Advisors,
                                      Inc. (1993 - 1995), the Fund's prior investment advisor, and of Rochester Fund
                                      Services, Inc. (1986 - 1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991 - 1995), Oppenheimer
                                      Convertible Securities Fund (1986 - 1995) and Rochester Fund Municipals (1986 -
                                      1995); President and a director of Rochester Tax Managed Fund, Inc. (1982 -
                                      1995) and of Fielding Management Company, Inc. (1982 - 1995), an investment advisor.

ANTHONY A. TANNER,                    Vice President of the Rochester Division of the Manager (since January 1996); an
Vice President and Portfolio          officer of 4 portfolios in the OppenheimerFunds complex; formerly Vice President
Manager (since 2002)                  of Research of Rochester Capital Advisors, Inc. and Fielding Management Company,
Age: 41                               Inc. (1991 - December 1995).

BRIAN W. WIXTED,                      Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)                (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 42                               Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                      Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                      Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                      Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                      Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                                      Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                      Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                      OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                      Operating Officer (March 1995 - March 1999), Bankers Trust Company-Mutual Fund
                                      Services Division. An officer of 89 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                       Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary (since 2001)                of the Manager; General Counsel and a director (since November 2001) of
Age: 54                               OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                                      (since November 2001) of HarbourView Asset Management Corporation; Vice
                                      President and a director (since November 2000) of Oppenheimer Partnership
                                      Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                      November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                      Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                      Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                      Centennial Asset Management Corporation; a director (since November 2001) of
                                      Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                      (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                      (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                      November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                      (November 2001 - February 2002) and Associate General Counsel (May 1981 -
                                      October 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc.
                                      (May 1985 - November 2001), Shareholder Financial Services, Inc. (November 1989
                                      - November 2001); OppenheimerFunds International Ltd. and Oppenheimer Millennium
                                      Funds plc (October 1997 - November 2001). An officer of 89 portfolios in the
                                      OppenheimerFunds complex.


34 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND




KATHERINE P. FELD,                    Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary (since 2001)      President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
Age: 44                               Vice President and Secretary (since June 1999) of Centennial Asset Management
                                      Corporation; Vice President (since 1997) of Oppenheimer Real Asset Management,
                                      Inc.; formerly Vice President and Associate Counsel of the Manager (June 1990 -
                                      July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                     Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary (since 2001)      President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
Age: 36                               Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
                                      Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                      Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                      Assistant Counsel of the Manager (August 1997 - June 1998); Assistant Counsel of
                                      the Manager (August 1994 - August 1997). An officer of 85 other portfolios in the OppenheimerFunds complex.

DENIS R. MOLLEUR,                     Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary (since 2001)      Vice President and Associate Counsel of the Manager (September 1991 - July
Age: 44                               1999). An officer of 82 other portfolios in the OppenheimerFunds complex.



THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

Each Trustee is a Trustee, Director or Managing General Partner of 31 other portfolios in the OppenheimerFunds complex, except as follows: Mr. Galli (41 portfolios) and Mr. Murphy (67 portfolios).


35 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND

 A SERIES OF OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
===============================================================================
 INVESTMENT ADVISOR              OppenheimerFunds, Inc.

===============================================================================
 DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.

===============================================================================
 TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
 SERVICING AGENT

===============================================================================
 INDEPENDENT AUDITORS            KPMG LLP

===============================================================================
 LEGAL COUNSEL                   Mayer Brown Rowe & Maw

                                 OPPENHEIMER FUNDS ARE DISTRIBUTED BY
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           [copyright]Copyright 2002 OppenheimerFunds, Inc. All rights reserved.


36 OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND
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MUNICIPAL BONDS--THE COMMUNITY INVESTMENT

     When you invest in municipal securities through a mutual fund, your dollars are put to work primarily in your state's communities--for example, fire districts, school systems and housing for the elderly. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal income taxes.
     Many investors consider this investment's tax-advantaged nature to be the primary advantage of a municipal bond fund like Oppenheimer Pennsylvania Municipal Fund. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.
     During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects. Private colleges, primary schools for special education, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefited from your investment.
     When you review the enclosed listing of the Fund's portfolio holdings, you're likely to find many projects that help to improve the standard of living in your community. It's one of the--admittedly few--advantages of the current tax code: the ability to earn tax-free income and be supportive of communities throughout Pennsylvania.(1)


1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.

  ISSUES WITH A RANGE OF CREDITS

                       CREDIT ALLOCATION (AS OF 7/31/02)*

     By combining more than 77% investment-grade municipal bonds with select, carefully-researched, below-investment-grade (primarily unrated) issues, we seek to enhance yield while broadening the Fund's portfolio.

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NOT RATED
13.1%

AAA
15.6%

AA
21.0%

A
12.1%

BBB
28.7%

BB
5.0%

B
4.0%

CCC
0.5%

*Credit allocation data are as of 7/31/02, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard & Poor's Rating Group are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. See page 17 for further explanation.
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     INFORMATION AND SERVICES

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     RA0740.001.0702 September 27, 2002


     This Annual Report is for the information of shareholders of Oppenheimer Pennsylvania Municipal Fund. It must be preceded or accompanied by a current Prospectus for the Fund.
     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
     Call our Toll-free Customer Service today at 1.800.CALL OPP (1.800.225.5677) for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.

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